                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]

          Pre-Effective Amendment No.                               [_]

          Post-Effective Amendment No.  5                           [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

          Amendment No. 7


                          SAGE LIFE INVESTMENT TRUST
              (Exact Name of Registrant as Specified in Charter)

                              101 FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02110
              (Address of Principal Executive Offices) (Zip Code)
      Registrant's Telephone Number, including Area Code: (617) 535-0534

     Name and Address of Agent for Service:    With copies to:
     Maureen M. Murphy, Esq.                   Kimberly J. Smith, Esq.
     Sage Advisors, Inc.                       Sutherland Asbill & Brennan LLP
     300 Atlantic St. 3rd Floor                1275 Pennsylvania Avenue, N.W.
     Stamford, Connecticut 06901               Washington, D.C. 20004-2404


It is proposed that this filing will become effective: (check appropriate box)

          [X]  immediately upon filing pursuant to paragraph (b) of Rule 485

          [_]  on (______) pursuant to paragraph (b) of Rule 485
          [_]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

          [_]  75 days after filing pursuant to paragraph (a)(2) of Rule 485

          [_]  on (_____) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

          [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                  PROSPECTUS
                                      for

                          SAGE LIFE INVESTMENT TRUST

                           EAFE(R) EQUITY INDEX FUND
                         S&P 500(R) EQUITY INDEX FUND
                             Nasdaq-100 INDEX FUND
                               MONEY MARKET FUND
                             ALL-CAP GROWTH FUND


                           September 1, 2000


                          EAFE(R) EQUITY INDEX FUND

Seeks to replicate as closely as possible the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index before the deduction of fund expenses. The EAFE(R) Index is a capitalization weighted index of stocks of companies outside the United States.


                         S&P 500(R) EQUITY INDEX FUND

Seeks to match as closely as possible the performance of the Standard & Poor's 500 Composite Stock Price Index before the deduction of fund expenses. The S&P 500 Index emphasizes stocks of large U.S. companies.


                           NASDAQ-100 INDEX(R) FUND


Seeks to provide investment returns that correspond to the performance of the Nasdaq-100 Index(SM) before the deduction of Fund expenses. The Nasdaq-100 Index(R) is a modified capitalization weighted index composed of 100 of the largest non-financial domestic and international companies listed on the National Market tier of The Nasdaq Stock Market(SM) (Nasdaq).

                              ALL-CAP GROWTH FUND

Seeks to provide long-term capital appreciation.


                               MONEY MARKET FUND

Seeks to provide high current income consistent with the preservation of capital and liquidity through investment in short-term money market securities.


An investment in the Funds is not a deposit of or obligation of, or guaranteed by, any financial institution or any bank, and is not insured or guaranteed by, the Federal Deposit Insurance Corporation or any other government agency.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------
Risk/Return Summary.....................................................


Fees and Expenses of the Funds..........................................


Additional Investment and Risk Information..............................


Management of the Funds.................................................


Distribution Plan.......................................................


Pricing of Fund Shares..................................................


Purchase and Redemption of Shares.......................................


Dividends, Distributions and Taxes......................................


Special Information About the Funds.....................................


Financial Highlights....................................................


Appendix A - Description of Indexes...................................... A - 1

                              RISK/RETURN SUMMARY

Investment Objectives

The EAFE Equity Index Fund (the "EAFE Fund") seeks to match, as closely as possible, the performance of the Morgan Stanley Capital International (MSCI) EAFE(R) Index (the "EAFE Index") before the deduction of fund expenses.

The S&P 500 Equity Index Fund (the "S&P 500 Fund") seeks to match, as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") before the deduction of fund expenses.

The Nasdaq-100 Index Fund (the "Nasdaq-100 Fund") Nasdaq seeks to provide investment returns that correspond to the performance of the Nasdaq 100 Index/SM/ before the deduction of Fund expenses.

The All-Cap Growth Fund seeks to provide long term capital appreciation.

The Money Market Fund seeks to provide high current income consistent with the preservation of capital and liquidity.

Each Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, each Fund's shareholders. If there is a change in a Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs.

Principal Investment Strategies of the Funds

The EAFE Fund seeks to be fully invested in a representative sample of stocks and other equity securities of companies included in the EAFE Index. The EAFE Index is a widely accepted benchmark of international stock performance. It is a model, not an actual portfolio. It tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The EAFE Index is "capitalization weighted," which means that a company whose securities have a high market value will contribute proportionately more to the EAFE Index's performance results than a company whose securities have a lower market value.

The Fund generally intends to allocate its investments among stocks in approximately the same proportions as they are represented in the EAFE Index. For example, if a specific stock represented 2% of the EAFE Index, the Fund would generally invest 2% of its assets in that company.

The S&P 500 Fund will invest in stocks of companies included in the S&P 500 Index, selected on the basis of computer-generated statistical data. The Fund generally intends to allocate its investments among common stock in approximately the same proportions as they are represented in the S&P 500 Index. To the extent that all 500 stocks cannot be purchased, the Fund will purchase a representative sample of the stocks listed in the index.

The Nasdaq-100 Fund will invest in stocks of companies included in the Nasdaq-100 Index(R), selected on the basis of computer-generated statistical data. The Nasdaq-100 Index/SM/ is a modified capitalization weighted index composed of 100 of the largest non-financial domestic and international companies listed on the National Market tier of The Nasdaq Stock Market (Nasdaq). All companies listed on the index have a minimum market capitalization of $500 million and an average daily trading volume of at least 100,000 shares.

The All-Cap Growth Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of companies which have one or more of the following characteristics: projected earnings growth and return on equity greater than those of the Standard & Poors 500 average; dominance in their industries or market niches; the ability to create and sustain a competitive advantage; superior management teams and high profit margins.

The All-Cap Growth Fund portfolio manager will implement this strategy by generally investing at least 80% of the Fund's common stock assets in companies with market capitalizations greater than $2 billion. The Fund also may contain stocks of some companies with market capitalizations as low as $100 million. Thus, while the Fund primarily will own mid cap and large cap stocks, the Fund may have some representation from small market capitalization companies as well.

The Money Market Fund seeks to provide high current income consistent with the preservation of capital and liquidity. The Fund also intends to maintain a share price of $1.00. The Fund seeks to achieve its objective by investing in high-quality short-term money market instruments, such as U.S. Government obligations, certificates of deposit, bankers' acceptances and commercial paper. The Fund limits its investments to those short-term securities that it determines present minimal credit risk and meet certain rating requirements. The Fund maintains an average dollar-weighted portfolio maturity of 90 days or less.

Principal Risks of the Funds

There is, of course, no guarantee that any Fund will realize its goal. An investor in the EAFE Fund, the Nasdaq-100 Fund or the S&P 500 Fund (the "Index Funds") and the All-Cap Growth Fund should be willing to accept greater short-term fluctuation in the value of his or her investment than he or she would typically experience investing in certain bond or money-market funds. A Fund by itself does not constitute a balanced investment program. Diversifying your investments may improve your long-term investment return and lower the volatility of your overall investment portfolio.

Below we set forth some of the prominent risks associated with investing in general, with investing in stocks outside the United States and with index investing. As a passive investment aiming to match its index as closely as possible, each Index Fund makes no effort to limit its exposure to investment risk.

 . EAFE Fund, S&P 500 Fund, and Nasdaq - 100 Funds

An investment in the Index Funds could lose money, or an Index Fund's performance could trail that of other investments. For example:

Market Risk

Stock prices overall could decline over short or even extended periods. What pervades all investing is the risk that the securities an investor has selected will not perform well.

Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

Returns on large companies' stocks could trail the returns from stocks of medium or small companies. Each type of stock tends to go through cycles of outperformance and underperformance in comparison to the overall stock market. In the past, these periods have lasted for several years.

Cash Flow

An Index Fund's ability to meet its goal depends to some extent on the cash flow in and out of the Index Fund. This is because when a shareholder buys or sells Index Fund shares, the Index Fund generally has to buy or sell stocks in its portfolio. Changes in an Index Fund's cash flow affects how closely an Index Fund's portfolio mirrors its index.

Because of the inflow and outflow of assets in an Index Fund, it may not be able to mirror its index closely enough to track its performance.

Modeling Risk

An Index Fund runs the risk that its returns will not track its index because the stocks its adviser has selected do not accurately reflect the index. If the stocks an Index Fund does not own outperform those that it does, the Index Fund's results will trail its index. In addition, unlike an index, an Index Fund has operating expenses. Therefore, while an Index Fund seeks to track its index as closely as possible, an Index Fund may not be able to match the performance of its index because it pays expenses to cover the costs of investing.

 . EAFE Fund - Additional Risks

Foreign Risk

The risks of investing in foreign securities include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in these countries.

There may be less publicly available information about a foreign company than about an U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Non-U.S. securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in non-U.S. securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Funds might have greater difficulty taking appropriate legal action in non-U.S. courts. Non-U.S. markets also have different clearance and settlement procedures, which in some markets have at times failed to keep pace with the volume of transactions. This may create substantial delays and settlement failures that could adversely affect a Fund's performance.

Adverse political, economic or social developments in the countries in which the Fund has invested could undermine the value of the Fund's investments or prevent the Fund from realizing its full value.

The currency of a country in which the Fund invests may fluctuate in value relative to the U.S. dollar, which could affect the value of the investment itself to U.S. investors.

Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

 . All-Cap Growth Fund

An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

 .   Market risk.  Because the Fund invests primarily in stocks it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock's price, and a broad-based market drop may also cause a stock's price to fall.

 .   Mid Cap and Small Cap Companies.  Investing in mid cap and small cap companies generally involves greater risks than investing in larger, more established companies. Mid cap and small cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks.

In addition, the performance of the Fund depends on the portfolio manager's ability to effectively implement the investment strategies of the Fund.

 . Money Market Fund

An investment in the Money Market Fund could lose money, or the Fund's performance could trail that of other investments. For example:

Interest Rate Risks

Although the Fund seeks to preserve the value of your investment at $1.00 per share, that value is not guaranteed and it is still possible to lose money by investing in the Fund.

The Fund invests mostly in short-term debt securities, so rises and falls in interest rate levels will affect the Fund's performance. When interest rates go up, the value of debt securities tends to fall. If your portfolio invests a significant portion of its assets in debt securities and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities may rise.

The value of the debt securities in which the Fund invests is affected by the issuer's ability to pay principal and interest on time. The failure of a issuer to timely pay an obligation may adversely affect the value of your investment in the Fund.

An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Who May Want to Invest in the Funds

The Funds sell their shares only to separate accounts of various insurance companies (the "Insurer(s)") and to various pension and profit-sharing plans ("Retirement Plans"). Shares are available through the purchase of various Retirement Plans and certain variable annuity and variable life insurance contracts ("Contract(s)") issued by the Insurers. If you are a Contract owner, the Insurer will allocate your premium payments to the Funds through separate accounts in accordance with your Contract.

The Retirement Plans and separate accounts of the Insurers are the shareholders of record of the Funds' shares. Any reference to the shareholder in this Prospectus technically refers to the Retirement Plans and the Insurers' separate accounts and not to you, the Contract owner or Retirement Plan participant.

The EAFE Fund may appeal to you if:

       .  you are a long-term investor

       . you are willing to take the chance of losing a portion of your principal in exchange for the opportunity to potentially earn higher long-term returns

       . you are seeking a simple way to attempt to match the performance of the EAFE Index over time

       . you wish to include exposure to European, Australian and Far East markets as a portion of your overall investment strategy

       . you are willing to accept the heightened risks of investing in foreign markets

You may not want to invest in the EAFE Fund if:

       .  you are seeking a high level of current income

       .  you are  conservative in your investment approach

       . you are unwilling to accept the heightened risks of investing in foreign markets

       . you seek to maintain the value of your original investment more than the potential growth of capital

The S&P 500 Fund may appeal to you if:

       .  you are a long-term investor

       . you are willing to take the chance of losing a portion of your principal in exchange for the opportunity to potentially earn higher long-term returns

       . you believe the market will favor large capitalization U.S. companies over small capitalization U.S. companies over the long-term

       . you are seeking a simple way to attempt to match the performance of the S&P 500 Index over time

You may not want to invest in the S&P 500 Fund if:

       .  you are seeking a high level of current income

       .  you are  conservative in your investment approach

       . you seek to maintain the value of your original investment more than the potential growth of capital

The Nasdaq-100 Fund may appeal to you if:

       .  you are a long-term investor

       . you are willing to take the chance of losing a portion of your principal in exchange for the opportunity to potentially earn higher long-term returns

       . you believe the market will favor relatively medium to large capitalization U.S. companies over small capitalization U.S. companies over the long-term

       . you are seeking a simple way to attempt to match the performance of the Nasdaq-100 Index over time

You may not want to invest in the Nasdaq-100 Fund if:

       .  you are seeking a high level of current income

       .  you are  conservative in your investment approach

       . you seek to maintain the value of your original investment more than the potential growth of capital

       . you are unwilling to accept the heightened risks of investing in foreign markets

The All-Cap Growth Fund may appeal to you if:

       .  you are a long-term investor

       . you are willing to take the chance of losing a portion of your principal in exchange for the opportunity to potentially earn higher long-term returns


You may not want to invest in the All-Cap Growth Fund if:

       .  you are seeking a high level of current income

       .  you are conservative in your investment approach

       . you seek to maintain the value of your original investment more than the potential growth of capital

The Money Market Fund may appeal to you if:

       .  you are conservative in your investment approach

       .  you seek stability of principal more than growth of capital

       .  you participate in a dollar cost averaging program under a Contract

You may not wish to invest in the Money Market Fund if:

       .  you are aggressive in your investment approach

       .  you desire a relatively high rate of return

Bar Chart and Performance Table

The Money Market Fund and the S&P 500 Fund commenced operations on February 19, 1999 and the EAFE Fund commenced operations on March 22, 1999. As of the date of this Prospectus the All-Cap Growth Fund and the Nasdaq-100 Fund had not yet commenced operations. Because the Funds have been in existence for such a short period of time, no performance information is being presented to you at this time in this prospectus.

                        FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses an investor may pay if the investor buys and holds shares of the Funds.


                                                                    S&P        Money      All-Cap      Nasdaq
Annual Fund Operating Expenses:                       EAFE          500        Market     Growth        100
(Expenses that are deducted from Fund assets)         Fund          Fund        Fund       Fund         Fund
                                                      ----          ----        ----       ----         ----
Management Fees*                                      0.90%        0.55%       0.65%        1.10%        0.85%
12b-1 Fees**                                          0.25%        0.25%       0.25%        0.25%        0.25%
Other Expenses***                                     0.17%        0.17%       0.17%        0.11%        0.05%
                                                      ----         ----        ----         ----        -----
Total Fund Operating Expenses                         1.32%        0.97%       1.07%        1.46%        1.15%
Less Fee Waiver                                       0.17%        0.17%       0.17%        0.11%        0.05%
Net Fund Operating Expenses                           1.15%        0.80%       0.90%        1.35%        1.10%
                                                      ====         ====        ====         ====        =====

* Sage Advisors, Inc., ("Sage") the Funds' investment manager, has entered into a written agreement with the Funds pursuant to which Sage has agreed to waive a portion of its management fees for the Funds until April 30, 2001. Without fee waivers, and taking into account the fact that no 12b-1 Fees were paid by the Funds, total expenses for each of the following Funds during 1999 would have been: EAFE Fund, 1.07%; S&P 500 Fund, 0.72%; and Money Market Fund, 0.82%.

** A Rule 12b-1 Plan (the "Plan") has been adopted by each Fund, pursuant to which up to 0.25% may be deducted from Fund assets. However, no Plan payments accrued or were made during the fiscal year ended December 31, 1999 and none will be made for the fiscal year ending December 31, 2000.

*** "Other Expenses" for the All-Cap Growth Fund and the Nasdaq-100 Fund are based on the estimated expenses that the Funds expect to incur in their initial fiscal year.

Expense Example

This example is intended to help you compare the cost of investing in the Funds with the costs of investing in other mutual funds.

The example assumes that the investor invests $10,000 in a Fund for the time periods indicated and then redeems all of its shares at the end of those periods. The example also reflects the fee waivers for its contractual period, and assumes that the investor's investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions the investor's costs would be as follows:


                           1 Year       3 Years      5 Years     10 Years
                           ------       -------
EAFE Fund                   $118          $404         $726        $1,682
S&P 500 Fund                $ 82          $291         $527        $1,229
Nasdaq-100 Fund             $115          $369         $649        $1,482
All-Cap Growth Fund         $143          $465         $821        $1,878
Money Market Fund           $ 92          $323         $584        $1,359

A Note on Fees

As an indirect investor in the Funds, you would incur various operating costs, including investment management fees and operating expenses as indicated in the fee table. If you are a Contract owner, you will also incur fees associated with the Contracts you purchase, which are not reflected in the table and example above. Detailed information about the cost of investing in a Fund is presented in the prospectus for your Contract through which the Funds' shares are offered to you.

                  ADDITIONAL INVESTMENT AND RISK INFORMATION

Index Funds in General

An index is a group of securities whose overall performance is used as a standard to measure investment performance. Index funds are passively managed and the investment adviser tries to match, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. The investment advisers do not buy and sell securities based on research and analysis. Indexing appeals to many investors for the following reasons:

(1) indexing provides simplicity because it is a straightforward market-matching strategy;

(2) index funds generally provide diversification by investing in a wide variety of companies and industries;

(3) an index fund's performance is generally expected to track that of the target index (less Fund expenses); and

(4) index funds tend to have lower costs because they do not have many of the expenses of actively managed funds such as research, and index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower.

Each Index Fund seeks to maintain a correlation between its performance and the performance of the index it tracks of at least 0.95 (before deduction of fund expenses). If an Index Fund's return matched that of its index exactly, it would achieve a correlation of 1.00. Each Index Fund's ability to track its index may be affected by:

     .    transaction costs

     .    expenses incurred by the Fund

     .    changes in the composition of the index

     .    flows of cash into and out of the Fund

Principal Investment Strategies

EAFE Fund. The EAFE Index is an index representing the stock markets in the regions of Europe, Australia and the Far East. The EAFE Index weights stocks according to their market capitalization, which is the number of shares outstanding multiplied by the stock's current price. In seeking to replicate the performance of the EAFE Index, before the deduction of fund expenses, the Fund's investment sub-adviser, State Street Global Advisors ("State Street"), will attempt over time to allocate the Fund's investments among stocks in approximately the same proportions as they are represented in the EAFE Index. However, the Fund may not invest in all companies represented in the EAFE Index at the same time. Under normal circumstances, the Fund expects to invest at least 80% of its assets in securities of companies in the EAFE Index. The EAFE Index currently includes the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

State Street sub-advises the Fund using advanced statistical techniques to determine which stocks are to be purchased or sold to replicate the EAFE Index. State Street selects stocks for inclusion in the Fund based on:

     .    country of origin

     .    market capitalization

     .    yield

     .    volatility

     .    industry sector

Morgan Stanley Capital International, Inc. ("MSCI") determines the composition of the EAFE Index and may change the composition from time to time. The Fund may make adjustments to its investments because of changes in the composition of the EAFE Index.

MSCI does not sponsor, endorse, sell or promote the Fund. MSCI makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in funds generally or in this Fund particularly, or the ability of the EAFE Index to track general stock market performance (see "Appendix A" for an additional discussion).

S&P 500 Fund. In seeking to replicate the performance of the S&P 500 Index, before the deduction of fund expenses, State Street, the Fund's investment sub-adviser, will attempt over time to allocate the Fund's investments among common stocks in approximately the same proportions as they are represented in the S&P 500 Index. Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies included in the S&P 500 Index.

The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors. These stocks represent a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange (the "NYSE"). The S&P 500 Index weights stocks according to their market capitalization (i.e., the number of shares outstanding multiplied by the stock's current price).

State Street sub-advises the Fund using advanced statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500 Index. To the extent that all 500 stocks cannot be purchased, the Fund will purchase a representative sample of the stocks listed in the index. State Street selects stocks for inclusion in the Fund based on:

     .    market capitalization

     .    yield

     .    volatility

     .    industry sector

Standard & Poor's Corporation ("S&P") determines the composition of the S&P 500 Index and may change the composition from time to time. The Fund may make adjustments because of changes in the composition of the S&P 500 Index.

S&P does not sponsor, endorse, sell or promote the S&P 500 Fund. S&P makes no representation regarding the advisability of investing in funds generally or in this Fund (see "Appendix A" for an additional discussion).

Nasdaq-100 Fund. In seeking to replicate the performance of the Nasdaq-100 Index(SM), before the deduction of fund expenses, State Street, the Fund's investment sub-adviser, will attempt over time to allocate the Fund's investments among common stocks in approximately the same proportions as they are represented in the Nasdaq-100 Index(SM). Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies included in the Nasdaq-100 Index(SM).

The Nasdaq-100 Index(TM) is modified capitalization-weighted index composed of 100 of the largest non-financial domestic and international companies listed on the National Market tier of The Nasdaq Stock Market (Nasdaq). All companies listed on the index have a minimum market capitalization of $500 million and an average daily trading volume of at least 100,000 shares.

State Street sub-advises the Fund using advanced statistical techniques to determine which stocks are to be purchased or sold to replicate the Nasdaq-100 Index(SM). To the extent that all 100 stocks cannot be purchased, the Fund will purchase a representative sample of the stocks listed in the index. State Street selects stocks for inclusion in the Fund Based on:

     .    market capitalization

     .    yield

     .    volatility

     .    industry sector

Nasdaq-100 Index(SM) determines the composition of the Nasdaq-100 Index(SM) and may change the composition from time to time. The Fund may make adjustments because of changes in the composition of the Nasdaq-100 Index(SM).

Nasdaq-100 Index(SM) does not sponsor, endorse, sell or promote the Nasdaq-100 Fund. Nasdaq-100 Index(SM) makes no representation regarding the advisability of investing in funds generally or in this Fund (see "Appendix A" for an additional discussion).


All-Cap Growth Fund. Eagle Asset Management, Inc. ("Eagle"), sub-advises the Fund by selecting common stocks in part based on its opinions regarding the sustainability of the company's competitive advantage in the market place and the company's management team. The portfolio manager looks for securities of companies which have an exceptional management team and which have the potential to increase market share and drive earnings per share growth. The portfolio manager uses a "bottom up" approach to identifying the companies in which it invests. This approach includes fundamental financial research, and, frequently, contact with company management to help identify investment opportunities. Generally, the portfolio manager will sell a stock if its price appreciates to a level that the portfolio manager views as not sustainable or to purchase stock that the portfolio manager believes presents a better investment opportunity.



Under normal market conditions, the Fund invests at least 65% of its assets in the common stock of U.S. companies and may invest the balance in other securities, such as common stock of foreign issuers, corporate debt obligations, U.S. Government securities, preferred stock, convertible stock, warrants and rights to buy common stock, real estate investment trusts, repurchase agreements and money market instruments. Investing in foreign securities presents additional risks, such as those related to currently fluctuations and adverse political or economic conditions affecting a foreign country with respect to its fixed income investments. Although the Fund emphasizes investment-grade securities (or unrated securities that the Fund manager deems to be of comparable quality), the Fund may invest in non-investment-grade securities. A non-investment grade security may fluctuate more in value, and present a greater risk of default, than a higher-rated security.

The Fund may also use derivative instruments, such as options, futures contracts and indexed securities, which are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

For temporary defensive purposes during actual or anticipated periods of general market decline, the Fund may invest up to 100% of its assets in high-grade money market instruments, including U.S. Government securities, and repurchase agreements secured by such instruments, as well as other high-quality debt securities. Taking a defensive position may reduce the potential for appreciation in the Fund and prevent the Fund from achieving its objective.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Money Market Fund. The Money Market Fund's investment sub-adviser, Conning Asset Management Company ("Conning"), must follow strict rules as to the investment quality, maturity, diversification and other features of the securities it purchases for the Money Market Fund. The average remaining maturity of the securities cannot be greater than 90 days. The remaining maturity of a security is the period of time until the principal amount must be repaid.

The Money Market Fund may invest in:

 .         U.S. Government securities, including Treasuries and bonds and notes issued by government agencies such as the Federal Home Loan Bank, Government National Mortgage Association (GNMA or "Ginnie Mae"), Federal National Mortgage Association (FNMA or "Fannie Mae") and Student Loan Marketing Association (SLMA or "Sallie Mae")

     . Certificates of deposit, bankers' acceptances and other obligations issued or guaranteed by bank holding companies and their subsidiaries

     . commercial paper and other short-term obligations issued by U.S. and foreign corporations

     .    adjustable rate securities

     .    Eurodollar securities

     .    shares of other investment companies

Secondary Risks of the Funds

Euro Risk

On January 1, 1999, eleven countries of the European Economic and Monetary Union
(EMU) began implementing a plan to replace their national currencies with a new currency, the Euro. Full conversion to the Euro is slated to occur by July 1, 2002.

Although it is impossible to predict the impact of the conversion to the Euro on the Funds, the risks may include:

 .    changes in the relative strength and value of the U.S. dollar or other major currencies and

 .    adverse effects on the business or financial condition of European issuers that a Fund holds in its portfolio

 .    that the systems used to purchase and sell Euro-denominated securities may not work

 .    uncertainty about how existing financial contracts will be treated after
     Euro implementation

 .    unpredictable effects on trade and commerce generally

These and other factors could increase volatility in financial markets worldwide and could adversely affect the value of securities held by a Fund.

Derivatives

The Index Funds may invest, to a limited extent, in stock index futures, options, or foreign currency forwards, which are types of derivatives. The Index Funds will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Index Funds may, but are not required to, invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while simulating full investments in stocks and to reduce an Index Fund's transaction cost or add value when these instruments are favorably priced. Risks associated with derivatives include:

 .    the risk that the derivative will not fully offset the underlying positions

 .    derivatives used for risk management may not have the intended effects and may result in losses or missed investment opportunities

Additional Investments and Techniques

The Funds may also invest in the following investments and use the following investment techniques.

Bank Obligations. The Money Market Fund may purchase U.S. dollar-denominated bank obligations, including certificates of deposit, bankers' acceptances, bank notes, deposit notes and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. For this purpose, the assets of a bank or savings institution include the assets of both its domestic and foreign branches. The Money Market Fund will invest in the obligations of domestic banks and savings institutions only if their deposits are federally insured. Investments by the Money Market Fund in obligations of foreign banks and foreign branches of domestic banks will not exceed 25% of the Fund's total assets at the time of investment.

With respect to the Money Market Fund, short-term securities (other than U.S. Government securities) must be rated (generally, by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs") within the two highest rating categories assigned to short-term debt securities. In addition, the Money Market Fund (a) will not invest more than 5% of its total assets in securities rated in the second highest rating category by such NRSROs and will not invest more than 1% of its total assets in such securities of any one issuer, and (b) intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three (3) business days. Unrated and certain single rated securities (other than U.S. Government securities) may be purchased by the Money Market Fund, but are subject to a determination by Conning, in accordance with procedures established by the Board of Trustees, that the unrated and single rated securities are of comparable quality to the appropriate rated securities.

Derivatives. Each Index Fund and the All-Cap Growth Fund may invest in various instruments that are commonly known as derivatives. There are, in fact, many different types of derivatives and many different ways to use them. Those different uses involve a range of risks. Mutual funds commonly use futures, options and foreign currency forwards, for traditional hedging purposes in an effort to protect themselves from exposure to adversely changing interest rates, securities prices or currency exchange rates, and as a low cost method of gaining positive exposure to a particular securities market without investing directly in those securities. The Index Funds may, but are not required to, use financial futures, contracts and related options for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission. Each Index Fund will only use derivatives for cash management purposes and for hedging its portfolio. The Index Funds will not use derivatives to leverage or to increase portfolio risk above the level that would be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for an Index Fund.

Securities Index Futures and Related Options. When an Index Fund receives cash from new investments or holds a portion of its assets in money market instruments, it may enter into index futures or options to more quickly invest, indirectly, in its target universe of securities. Strategies an Index Fund could use to accomplish this include purchasing futures contracts, writing put options and purchasing call options. When an Index Fund wishes to sell securities, because of shareholder redemptions or otherwise, it may use index futures or options to hedge against market risk until the sale can be completed. These strategies could include selling futures contracts, writing call options and purchasing put options.

Swap Agreements. The Index Funds may enter into interest rate, index, equity and currency exchange rate swap agreements. The Index Funds would enter into these transactions in an attempt to "lock in" a particular return when it is considered desirable to do so, possibly at a lower cost to the Funds than if the Funds had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "normal amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index). Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Foreign Securities. The EAFE Fund and the All-Cap Growth Fund will invest in the securities of foreign issuers and the Money Market Fund may invest in U.S. dollar-denominated foreign securities issued by foreign banks and companies. There are certain risks and costs involved in investing in securities of companies and governments of foreign countries, which are in addition to the usual risks inherent in U.S. investments. See the "Principal Risks of the Funds" section of this Prospectus for a discussion of related risks.

Variable and Floating Rate Securities. The Money Market Fund may purchase variable and floating rate securities which may have stated maturities in excess of the Fund's maturity limitations but are deemed to have shorter maturities because the Fund can demand payment of the principal of the securities at least once within such periods on not more than 30 days' notice (this demand feature is not required if the securities are guaranteed by the U.S. Government or an agency or instrumentality thereof). These securities may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rate. The Fund will only purchase unrated variable and floating rate securities determined to be of comparable quality at the time of purchase to rated instruments purchasable by the Money Market Fund. The absence of an active secondary market, however, could make it difficult to dispose of the instruments, and the Money Market Fund could suffer a loss if the issuer defaulted or during periods that the Fund is not entitled to exercise its demand rights.

Defensive Instruments. When adverse market or economic conditions occur, the Funds may invest temporarily all or a portion of their assets in defensive investments. These include high grade debt securities, obligations of the U.S. Government, its agencies or instrumentalities and short-term (maturing in less than one year) money market instruments, including commercial paper rated A-1 or better by Standard & Poor's Rating Services ("S&P"), or P-1 or better by Moody's Investors Service, Inc ("Moody's"). When following a defensive strategy, an Index Fund will be less likely to achieve its investment objective.

Portfolio Turnover

The annual portfolio turnovers rate measures the frequency that an Index Fund sells and replaces the value of its securities within one year. An annual portfolio turnover rate of 100% means that an Index Fund sold and purchased investments equal to the average value of the Index Fund for a given year. High turnover can increase an Index Fund's transaction costs, thereby lowering its returns. It may also increase your tax liability. An Index Fund does not have a target portfolio turnover rate, although changes in its portfolio will tend to track changes in an Index Fund's index.

                            MANAGEMENT OF THE FUNDS

Board of Trustees

The Funds' shareholders elect a Board of Trustees. The Trustees supervise all of the Funds' activities.

Investment Manager

Sage, located at 300 Atlantic Street, Stamford, Connecticut 06901, is the investment manager for each Fund. Sage supervises the performance of administrative and professional services provided to the Funds by others, including the Advisers and PFPC Inc. ("PFPC"), the sub-administrator of the Funds (the "Sub-Administrator"). As compensation for its services and the related expenses borne by Sage, each Fund pays Sage an annual fee based on average daily net assets of each Fund. The following fees are amounts paid to Sage, that include certain expense limitations and contractual fee waivers, that will remain in effect until April 30, 2001 for Sage Life Investment Trust (the "Trust"):

 . 0.73% for the EAFE Fund (0.90% without fee waivers and expense limitations)

 . 0.38% for the S&P 500 Fund (0.55% without fee waivers and expense limitations)

 . 0.80% for the Nasdaq-100 Fund (0.85% without fee waivers and expense limitations)

 . 0.99% for the All-Cap Growth Fund ( 1.10% without fee waivers and expense limitations)

 . 0.48% for the Money Market Fund (0.65% without fee waivers and expense limitations)

Sage pays the fees of the Advisers. Sage may also compensate an Insurer for certain administrative services performed for the Funds in connection with the Contracts, based on the assets of the Fund attributable to Contracts issued through the separate accounts of the Insurer.

Investment Advisers

Sage has retained State Street to serve as the investment adviser to the S&P 500 Fund, the EAFE Fund and the Nasdaq-100 Fund; Eagle to serve as the investment adviser for the All-Cap Growth Fund; and Conning to serve as the investment adviser to the Money Market Fund. As compensation for the Advisers' services and the related expenses they incur with respect to each Fund, Sage pays the applicable Adviser a fee, computed daily and payable monthly (quarterly with respect to the Money Market Fund), equal on an annual basis with respect to each Fund's average daily net assets as follows:

 .    the EAFE Fund: 0.15% of the first $50 million of assets under management,
     0.10% of the next $50 million of assets under management, and 0.08% on amounts in excess of $100 million of assets under management with a minimum annual fee of $65,000

 .    the S&P 500 Fund: 0.05% of the first $50 million of assets under management, 0.04% of the next $50 million of assets under management, and 0.02% on amounts in excess of $100 million of assets under management with a minimum annual fee of $50,000

 .    the Nasdaq-100 Fund: 0.10% of the first $50 million of assets under management, 0.04% of the next $50 million of assets under management, and 0.02% on amounts in excess of $100 million of assets under management.

 .    the All-Cap Growth Fund: 0.45% of the first $50 million of assets under management, 0.40% on the next $250 million of assets under management, and 0.30% on amounts in excess of $300 million of assets under management

 .    the Money Market Fund: 0.15% of the first $100 million of assets under management, 0.10% of the next $200 million of assets under management, and 0.075% on amounts in excess of $300 million of assets under management

State Street, the adviser for the Index Funds, located at Two International Place, Boston, Massachusetts 02110 is a division of State Street Bank and Trust Company and has been providing institutional investment management services since 1987. As of December 31, 1999, State Street served as investment adviser to various institutional clients with aggregate assets under management have over $672 billion. State Street Bank and Trust Company is a wholly owned subsidiary of State Street Corporation. State Street Corporation services financial assets, including custody, pricing and asset management, for retail and institutional clients.

Conning, the adviser for the Money Market Fund, located at City Place II, 185 Asylum Street, Hartford, CT 06103-4105, has been providing institutional investment management services since 1982. As of December 31, 1999, Conning manages assets of over $73.1 billion. Conning is an indirect majority-owned subsidiary of Metropolitan Life Insurance Company.

Eagle, adviser for the All-Cap Growth Fund, located at 880 Carillon Parkway, St. Petersburg, Florida 33716, is a wholly owned subsidiary of Raymond James Financial, Inc. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients.

                               DISTRIBUTION PLAN

The initial shareholder of each Fund has approved a Distribution (12b-1) Plan for the Funds which authorizes payments by the Funds in connection with the distribution of shares at an annual rate of up to 0.25% of a Fund's average daily net assets. The Funds did not make any payments under the Distribution Plans for the fiscal year ended December 31, 1999. Shareholders will be given prior notice if such payments are to commence at a future date.

Under each Fund's Distribution Plan a Fund may pay the Funds' distributor, Sage Distributors, Inc., for various costs actually incurred or paid in connection with the distribution of a Fund's shares and/or servicing of shareholder accounts. Such costs include the costs of financing activities primarily intended to result in the sale of the Funds' shares, such as the costs (1) of printing and mailing the Funds' prospectuses, Statements of Additional Information and shareholder reports to prospective shareholders and Contract owners; (2) relating to the Funds' advertisements, sales literature and other promotional materials; (3) of obtaining information and providing explanations to shareholders and Contract owners regarding the Funds; (4) of training sales personnel and of personal service; and/or (5) maintenance of shareholders' and Contract owners' accounts with respect to each Fund's shares attributable to such accounts. The distributor, in turn, may compensate Insurers or others for such activities.

                            PRICING OF FUND SHARES

Each Fund calculates the price of its shares (also known as the "Net Asset Value" or "NAV") at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) every day the NYSE is open for business The NAV for the Money Market Fund will not be calculated on national bank holidays.

For the Index Funds and the All-Cap Growth Fund's, NAV reflects the deduction of each of the Index Fund's liabilities from the total value of its assets - the market value of the securities it holds, plus its cash reserves - and dividing the result by the number of shares outstanding. Note that prices for securities that trade on foreign exchanges can change significantly on days when the NYSE is closed and a shareholder cannot buy or sell EAFE Fund and All-Cap Growth Fund shares. Such price changes in the securities the EAFE Index owns may ultimately affect the price of EAFE Fund shares when the NYSE reopens.

The Money Market Fund uses the amortized cost method of valuing its portfolio securities to maintain a constant NAV of $1.00 per share. Under this method of valuation, the Money Market Fund values its portfolio securities at their cost at the time of purchase and not at market value, and amortizes that price over the life of the investment thus minimizing fluctuations in value due to interest rate changes or market conditions.

The Index Funds and the All-Cap Growth Fund value their securities at the stated market value if price quotations are available. When price quotations for a particular security are not readily available, the Funds determine their value by the method that most accurately reflects their current worth based on procedures adopted by the Board of Trustees.

                       PURCHASE AND REDEMPTION OF SHARES

The Funds continuously offer their shares to Insurers and Retirement Plans at the NAV per share next determined after the Trust or its designated agent receives and accepts a proper purchase request. Each Insurer (or Retirement
Plan) submits purchase and redemption orders to the Trust based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the Insurer by such Contract owners (or by participants). The Insurers and Retirement Plans are designated agents of the Funds. The Trust, the Funds and the Funds' distributor reserve the right to reject any purchase order from any party for shares of any Fund.

The Funds will ordinarily make payment for redeemed shares within seven (7) business days after the Trust or its designated agent receives and accepts a proper redemption order. A proper redemption order will contain all the necessary information and signatures required to process the redemption order. The redemption price will be the NAV per share next determined after the Trust or its designated agent receives and accepts the shareholder's request in proper form.

Each Fund may suspend the right of redemption or postpone the date of payment during any period when trading on the NYSE is restricted, or the NYSE is closed for other than weekends and holidays; when an emergency makes it not reasonably practicable for a Fund to dispose of its assets or calculate its net asset value; or as permitted by the Securities and Exchange Commission.

The accompanying Prospectus or disclosure documents for the Contracts or Plan describes the allocation, transfer and withdrawal provisions of such Contract or Plan.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund distributes substantially all of its net income and capital gains to shareholders each year. Each Index Fund and the All-Cap Growth Fund distribute capital gains and income dividends annually and the Money Market Fund distributes income dividends monthly and all capital gains, if any, annually. All dividends and capital gains distributions paid by a Fund will be automatically reinvested, at net asset value in that respective Fund. For Contract owners the result of automatic reinvestment of distributions on a Fund's performance, including the effect of dividends, is reflected in the cash value of the Contracts you own. Please see the Contract prospectus accompanying this Prospectus for more information.

Each Fund will be treated as a separate entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), in order to be relieved of federal income tax on that part of its net investment income and realized capital gains it distributes to shareholders. To qualify, each Fund must meet certain relatively complex income and diversification tests. The loss of such status would result in a Fund being subject to federal income tax on its taxable income and gains.

Federal tax regulations require that mutual funds offered through insurance company separate accounts must meet certain additional diversification requirements to preserve the tax-deferral benefits provided by the variable contracts. The Advisers intend to diversify each Fund's investments in accordance with those requirements. The Insurers' prospectuses for variable annuities and variable life insurance policies describe the federal income tax treatment of distributions from such contracts to Contract owners.

The foregoing is only a summary of important federal tax law provisions that can affect each Fund. Other federal, state, or local tax law provisions may also affect each Fund and its operations.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

                      SPECIAL INFORMATION ABOUT THE FUNDS

The Funds offer their shares to both variable annuity and variable life insurance policy separate accounts and to various Retirement Plans. The Trustees do not anticipate that this arrangement will disadvantage any Contract owners. The Fund's Board of Trustees monitors events for the existence of any material irreconcilable conflict between or among Contract owners and Plans. If a material irreconcilable conflict arises, one or more separate accounts may withdraw their investment in the Fund. This could possibly force a Fund to sell portfolio securities at unfavorable prices. Each Insurer will bear the expenses of establishing separate portfolios for variable annuity and variable life insurance separate accounts if such action becomes necessary; however, ongoing expenses that are ultimately borne by Contract owners will likely increase due to the loss of the economies of scale benefits that can be provided to mutual funds with substantial assets.

                             FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Funds' financial performance for the period ended December 31, 1999. As of the period ended December 31, 1999, the All-Cap Growth Fund and the Nasdaq-100 Fund had not yet commenced operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP independent auditors, whose report along with the Funds' financial statements is included in the Annual Report, which is available from the Fund upon request.

                                                                         EAFE              S&P 500         Money Market
                                                                     Equity Index           Equity             Fund*
                                                                        Fund**           Index Fund*
                                                                   ---------------     -------------     --------------
Net Asset Value, Beginning of Period                                 $   10.00           $   10.00           $   1.00
                                                                   -----------         -----------        -----------

Operations:
  Net investment income                                                   0.08                0.08               0.04
  Net realized and unrealized gain on                                     2.25                1.79                  -
  investments and foreign currency transactions
  Total from Investment Operations                                        2.33                1.87               0.04
                                                                   -----------         -----------        -----------

Distributions to Shareholders:
  Dividends from net investment income                                   (0.07)              (0.08)             (0.04)
  Distributions from net realized gain on                                (0.02)              (0.03)                 -
  investments
  Total Distributions                                                    (0.09)              (0.11)             (0.04)
                                                                   -----------         -----------        -----------

Net Asset Value, End of Period                                       $   12.24           $   11.76           $   1.00
                                                                   ===========         ===========        ===========

Total Return++                                                           23.30%              18.72%              4.03%

Ratios/Supplemental Data:+
  Net Assets, end of period (in thousands)                           $  24,667           $   5,967           $  2,086
  Ratio of Net Investment Income to Average Net Assets
     Before waiver/reimbursement of investment advisory fees              0.86%               0.66%              4.43%
     After waiver/reimbursement of investment advisory fees               1.03%               0.83%              4.60%
  Ratio of Expenses to Average Net Assets
     Before waiver/reimbursement of investment advisory fees              1.07%               0.72%              0.82%
     After waiver/reimbursement of investment advisory fees               0.90%               0.55%              0.65%
  Portfolio Turnover                                                        10%                  3%               N/A

* The S&P 500 Equity Index Fund and Money Market Fund commenced operations on February 19, 1999.

** The EAFE Equity Index Fund commenced operations on March 22, 1999.

+  All ratios have been annualized.

++ Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period and redemption on the last day of the period. Total investment return is not annualized.

                                  APPENDIX A

                            DESCRIPTION OF INDEXES

The EAFE Fund

MSCI does not sponsor, endorse, sell, or promote the Fund. Neither MSCI nor any other party makes a representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in funds generally or in the Fund particularly or the ability of the EAFE Index to track general stock market performance. MSCI is the licenser of certain trademarks, service marks and trade names of MSCI and of the EAFE Index which is determined, composed and calculated by MSCI without regard to the issuer of the Fund or the Fund itself. MSCI has no obligation to take the needs of the issuer of the Fund or the owners of the Fund into consideration in determining, composing or calculating the EAFE Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. MSCI has no obligation or liability to owners of the Fund in connection with the administration, marketing or trading of the Fund.

Although MSCI shall obtain information for inclusion in or use in the calculations of the indices from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the indices or any data included therein. Neither MSCI nor any other party makes any warranty, express or implied as to results to be obtained by the licensee, licensee's customers and counterparties, owners of the Funds, or any other person or entity from the use of the indices or, any data included therein in connection with the rights licensed thereunder for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the indices or any data included therein. Without limiting any of the foregoing in no event shall MSCI or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The EAFE Index is the exclusive property of MSCI. MSCI is a service mark of MSCI and has been licensed for use by Sage Advisors, Inc.

The S&P 500 Fund

Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P") does not sponsor, endorse, sell, or promote the Fund. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to trace general stock market performance. S&P's only relationship to Sage is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the Fund. S&P has no obligation to take the needs of the Trust or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied to results to be obtained by license, owners of the Fund, or any other person or entity from use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Sage. S&P does not sponsor, endorse, sell or promote the Fund and S&P makes no representation regarding the advisability of investing in the Fund.

The Nasdaq-100 Index

The Nasdaq-100 Index(TM) is a capitalization-weighted index composed of 100 of the largest non-financial domestic companies listed on the National Market tier of the Nasdaq Stock Market (Nasdaq). All companies listed on the index have a minimum market capitalization of $500 million and an average daily trading volume of at least 100,000 shares.

The Nasdaq-100 Index(SM) is a modified capitalization weighted index composed of 100 of the largest non-financial domestic and international companies listed on the National Market tier of the Nasdaq Stock Market (Nasdaq).

The Nasdaq-100 Fund is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the "Corporations". The Corporations have not passed on the legality or suitability of , or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100 Index(R). to track general stock market performance. The Corporations' only relationship to Sage Advisors, Inc., (Licensee) is in the licensing of the Nasdaq-100, Nasdaq -100 Index(R), the Nasdaq(R) trademarks or service marks, the certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Fund. Nasdaq has no obligation to take needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and has not participated in the determination of the timing of., prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100 Index(R) or any data included therein. The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, owners of the product(s), or any other person or entity form the use of the Nasdaq-100 Index(R) or any data included therin. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantablity or fitness for a particular purpose or use with respect to the Nasdaq-100 Index(R) or any data included therin. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

Additional information about the Funds' investments will be available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Index Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated September 1, 2000, which we have filed electronically with the SEC and which is incorporated by reference. To receive your free copy of the Statement of Additional Information, the annual or semiannual report, or if you have questions about investing in the Fund, write to or call us at:

                          Sage Life Investment Trust
                            Customer Service Center
                           1290 Silas Deane Highway
                        Wetherfield, Connecticut 06109
                           1-877-835-7243 (collect)

You can find reports and other information about the Funds online at www.sageusa.com or on the SEC website (http://www.sec.gov). In addition you can
----------------
get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Funds, including the Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090. In order to assist you in obtaining this information, the following is the Funds' registration number under the Investment Company Act of 1940: 811-08623.

                          SAGE LIFE INVESTMENT TRUST
                      STATEMENT OF ADDITIONAL INFORMATION
                                      for
                            EAFE Equity Index Fund
                           S&P 500 Equity Index Fund
                             Nasdaq-100 Index Fund
                              All-Cap Growth Fund
                               Money Market Fund

                               September 1, 2000

     Sage Life Investment Trust (the "Trust") is currently comprised of five series: EAFE Equity Index Fund ("EAFE Fund") S&P 500 Equity Index Fund ("S&P 500 Fund") and the Nasdaq-100 Index Fund (together, the "Index Funds"), the All-Cap Growth Fund ("All-Cap Fund") (together with the Index Funds, the "Equity Funds") and the Money Market Fund (together with the Equity Funds, the "Funds" and each individually, a "Fund"). The shares of the Funds are described herein. Capitalized terms not otherwise defined herein shall have the same meaning as in the Funds' Prospectus.

     Shares of the Funds are available through the purchase of certain variable annuity and variable life insurance contracts ("Contract(s)") issued by various insurance companies (each, an "Insurer" or collectively, the "Insurers") and are offered to various pension and profit-sharing plans ("Retirement Plans"). The investment manager and administrator of the Funds is Sage Advisors, Inc. (the "Manager" or "Sage"). The investment adviser of the Index Funds is State Street Global Advisors ("State Street"), a division of State Street Bank and Trust Company. The investment adviser of the All-Cap Fund is Eagle Asset Management, Inc. ("Eagle"). The investment adviser of the Money Market Fund is Conning Asset Management Company ("Conning" and, together with State Street and Eagle, the "Advisers"). The Trust's distributor is Sage Distributors, Inc. (the "Distributor").

     The Prospectus for the Funds is dated September 1, 2000. The Prospectus provides the basic information an investor should know about a Fund before investing and may be obtained without charge by calling the Trust at 1-800-877-835-7243. This Statement of Additional Information (the "SAI") is not a prospectus and is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Funds' Prospectus. This SAI is not an offer of shares of any Fund for which an investor has not received a Fund's Prospectus.

                               Table of Contents

       Investment Restrictions............................................
       Risk Factors and Certain Securities and Investment Practices.......
       Portfolio Transactions and Brokerage Commissions...................
       Performance Information............................................
       Determination of Net Asset Value...................................
       Management of the Trust............................................
       Organization of the Trust..........................................
       Distributions and Taxes............................................
       Financial Statements...............................................

                            INVESTMENT RESTRICTIONS

     The following investment restrictions are "fundamental policies" of each Fund and may not be changed without the approval of a "majority of the outstanding voting securities" of each Fund. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this SAI and the Prospectus, means, with respect to a Fund, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

     As a matter of fundamental policy, no Fund may:

     (1) issue senior securities, mortgage or pledge assets, or borrow money, except (a) a Fund may borrow from banks in amounts up to 30% of its total assets (including the amount borrowed); (b) a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and (c) an Equity Fund may engage in futures and options transactions as permitted by the 1940 Act and enter into collateral arrangements relating thereto;

     (2) underwrite securities issued by other persons except insofar as the Trust or a Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security;

     (3) make loans to other persons except: (a) through the lending of a Fund's portfolio securities and provided that any such loans not exceed 30% of a Fund's total assets (taken at market value); or (b) through the use of repurchase agreements or the purchase of short-term obligations;

     (4) purchase or sell commodities or real estate (including limited partnership interests but excluding securities secured by real estate or interests therein) in the ordinary course of business (except that the Equity Funds may engage in futures and options transactions as permitted by the 1940 Act and enter into collateral arrangements relating thereto, and each Fund may hold and sell, for the Fund's portfolio, real estate acquired as a result of a Fund's ownership of securities);

     (5) concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Fund's investment objective, up to 25% of its total assets may be invested in any one industry;

     (6) purchase the securities of any one issuer if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer or a Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of a Fund's total assets may be invested without regard to these limitations, and provided that there is no limitation with respect to investments in U.S. Government securities.

     Additional non-fundamental investment restrictions adopted by each Fund, which may be changed by the Board of Trustees, provide that no Fund may:

     (i) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained, and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures; and

     (ii) invest for the purpose of exercising control or management.

     There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment or in net or total assets.

         RISK FACTORS AND CERTAIN SECURITIES AND INVESTMENT PRACTICES

                             Investment Objectives

     The investment objective of each Fund is described in the Funds' Prospectus. There can, of course, be no assurance that any Fund will achieve its investment objective.

                             Investment Practices

     This section contains supplemental information concerning certain types of securities and other instruments in which one or more of the Funds may invest the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

Money Market Fund. Rule 2a-7 under the 1940 Act provides that in order to value its portfolio using the amortized cost method, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities of 397 days or less and invest only in U.S. dollar denominated eligible securities determined by the Board of Trustees to be of minimal credit risk and which: (1) have received one of the two highest short-term ratings by at least two Nationally Recognized Statistical Rating Organizations ("NRSROs"), such as "A-1" by Standard & Poor's Ratings Service ("Standard & Poor's") and "P-1" by Moody's Investors Service, Inc. ("Moody's"); (2) are single rated and have received the highest short-term rating by an NRSRO; or (3) are unrated, but are determined to be of comparable quality by Conning pursuant to guidelines approved by the Board of Trustees.

     In addition, the Money Market Fund will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of a single issuer, except that the Fund may invest in U.S. Government securities or repurchase agreements that are collateralized by U.S. Government securities without any such limitation. Furthermore, the limitation does not apply with respect to conditional and unconditional puts issued by a single issuer, provided that with respect to 75% of the Money Market Fund's assets, no more than 10% of the Fund's total assets are invested in securities issued or guaranteed by the issuer of the put. Investments in rated securities not rated in the highest category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization), and unrated securities not determined by the Board of Trustees to be comparable to those rated in the highest rating category, will be limited to 5% of the Fund's total assets, with investment in any one such issuer being limited to no more than the greater of 1% of the Fund's total assets or $1 million.

     Pursuant to Rule 2a-7, the Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Money Market Fund, as computed for the purpose of sales and redemptions, at $1.00 per share. Such procedures include review of the Money Market Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the asset value of the Fund calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will take such corrective action as it regards as necessary and appropriate.

Money Market Fund Valuation. The Money Market Fund will use the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which the Money Market Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in lower value of the Money Market Fund's portfolio on a particular day, a prospective investor in that Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

Asset-Backed Securities. Subject to applicable maturity and credit criteria, the Money Market Fund may purchase asset-backed securities (i.e., securities backed by mortgages, installment sales contracts, credit card receivables or other assets). The average life of asset-backed securities varies with the maturities of the underlying instruments which, in the case of mortgages, have maximum maturities of 40 years. The Fund may purchase securities that have maturities in excess of the Money Market Fund's maturity limitations but are deemed to have shorter maturities because the Money Market Fund can demand payment of the principal of the securities at least once within the maturity periods permitted on not more than 30 days' notice (this demand feature is not required if the securities are guaranteed by the U.S. Government or an agency or instrumentality thereof). The average life of a mortgage-backed instrument, for example, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be primarily a function of current market rates and current conditions in the relevant housing markets. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent that the Money Market Fund purchases mortgage-related or mortgage-backed securities at a premium, mortgage prepayments (which may be made at any time without penalty) may result in some loss of the Money Market Fund's principal investment to the extent of the premium paid.

Bank Obligations. Bank obligations which a Fund may purchase include, but are not limited to, the following: certificates of deposits, time deposits, Eurodollar and Yankee dollar obligations, bankers' acceptances, commercial paper, bank deposit notes and other promissory notes, including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with a commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities. Yankee dollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. Bearer deposit notes are obligations of a bank, rather than a bank holding company. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt, except certificates of deposit. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

Borrowing. Each Fund may borrow money in amounts up to 5% of the value of its total assets at the time of such borrowings for temporary purposes, and is authorized to borrow money in excess of the 5% limit as permitted by the 1940 Act (not to exceed 30% of a Fund's total assets) in order to meet redemption requests. This borrowing may be unsecured. No Fund will make any additional purchases of portfolio securities at any time its borrowings exceed 5% of its assets. The 1940 Act requires each Fund to maintain continuous asset coverage of 300% of the amount it has borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three (3) days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund. Money borrowed will be subject to interest costs which may or may not be recovered by an appreciation of the securities purchased. A Fund may also be required to maintain minimum average balances in connection with borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. A Fund may, in connection with permissible borrowings, transfer as collateral securities owned by a Fund.

Commercial Paper. Commercial paper includes short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations, and variable demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. Investments by a Fund in commercial paper will consist of issues rated at the time A-1 and/or P-1 by Standard & Poor's or Moody's. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund as previously described (see "Money Market Fund" herein for a discussion of certain investment limitations).

Short-Term Instruments. When an Equity Fund experiences large cash inflows through the sale of shares, and desirable equity securities that are consistent with the Fund's investment objective are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of: (i) short-term obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or by any U.S. state;
(ii) other short-term debt securities rated AA or higher by Standard & Poor's or Aa or higher by Moody's or, if unrated, of comparable quality in the opinion of the Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time an Equity Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by Standard & Poor's or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated A-1 by Standard & Poor's or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser.

Euro-Denominated Securities. On January 1, 1999, the European Monetary Union ("EMU") plans to implement a new currency unit, the Euro, which is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. The countries initially expected to convert to the Euro include Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain.

     Beginning January 1, 1999, financial transactions and market information, including share quotations and company accounts, in participating countries will be in Euros. Approximately 46% of the stock exchange capitalization of the total European market may be reflected in Euros, and participating governments will issue their bonds in Euros. Monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank (the "ECB").

     Although it is not possible to predict the impact of the Euro on the Funds, the transition may change the economic environment and behavior of investors, particularly in European markets. In addition, investors may begin to view those countries participating in the EMU as a single entity. The Advisers may need to adapt investment strategies accordingly. The process of implementing the Euro also may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences as a result of currency conversions to the Euro. Until the Euro develops its reputation and the ECB gains experience in managing monetary policy, it will be difficult to predict the strengths and weaknesses of the Euro.

Foreign Securities. The Money Market Fund may invest in U.S. dollar-denominated foreign securities issued by foreign banks and companies and the EAFE Fund and AllCap Fund may invest in foreign securities of all types and in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar securities. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in the European securities markets. The Funds typically will only purchase ADRs which are listed on a domestic securities exchange or included in the NASDAQ National Market System. Certain such institutions issuing ADRs may not be sponsored by the issuer. Issuers of ADRs in unsponsored programs may not provide the same shareholder information in the U.S. that a sponsored depositary is required to provide under its contractual arrangements with the issuer. Ownership of unsponsored ADRs may not entitle the Funds to financial or other reports from the issuer, to which it would be entitled as the owner of the sponsored ADRs.

     Income and gains on foreign securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

     There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

     Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (iv) foreign taxation; and
(v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property.

     The Advisers endeavor to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Funds change investments from one country to another or when proceeds of the sale of Funds shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which may prevent or restrict the Funds from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

     The Funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Changes in foreign currency exchange rates will influence values within the Funds from the perspective of U.S. investors, and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by the Funds. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. State Street will attempt to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, in placing the Funds' investments.

Guaranteed Investment Contracts. The Money Market Fund may make limited investments in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis interest which is based on an index that is guaranteed not to be less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not funded by a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Money Market Fund will only purchase GICs from insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Adviser pursuant to guidelines approved by the Board of Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be acquired subject to the limitation on illiquid investments.

Illiquid Securities. The Funds may invest in illiquid securities which, historically, include illiquid securities that are subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements and time deposits having a maturity of longer than seven (7) days. No more than 15% of each Equity Fund's net assets may be invested in illiquid or not readily marketable securities. No more than 10% of the Money Market Fund's net assets may be invested in illiquid or not readily marketable securities. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or purchased in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption's within seven (7) days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. If, after the time of acquisition, events cause this limit to be exceeded, the applicable Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the SEC.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

     The Advisers will monitor the liquidity of Rule 144A securities in the Funds' portfolios under the supervision of the Board of Trustees. In reaching liquidity decisions, the Advisers will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers and other potential purchasers wishing to purchase or sell the security; (iii) dealer undertakings to make a market in the security; and
(iv) the nature of the security and of the marketplace trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investment Company Securities. The Money Market Fund may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share (i.e., money market funds). As a shareholder of another investment company, the Money Market Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses the Money Market Fund bears directly in connection with its own operations. The Money Market Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole.

Lending of Portfolio Securities. By lending its securities, a Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Fund will adhere to the following conditions whenever its securities are loaned: (i) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

Repurchase Agreements. Each Fund may enter into repurchase agreements with "primary dealers" in U.S. Government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligations. In a repurchase agreement, a Fund purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. The principal risk is that, if the seller defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by a Fund are less than the repurchase price. In determining whether to enter into an agreement, the Advisers will consider all relevant facts and circumstances, including the creditworthiness of the counterparty.

Stock Index Futures, Options on Stock Index Futures Contracts and Stock Indices. The Equity Funds may, but are not required to, purchase and sell stock index futures, options on stock indices, and options on stock index futures contracts as a hedge against movements in the equity markets. These instruments may be considered derivatives. Derivatives are financial instruments, which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. While derivatives can be used effectively in furtherance of a Fund's investment objective, under certain market conditions they can increase the volatility of a Fund's net asset value and decrease the liquidity of a Fund's investments.

     Stock Index Futures Contracts. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. These investments will be made by an Equity Fund solely for cash management purposes, and if they are economically appropriate to the reduction of risks involved in the management of the Fund.

     At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of variation margin may be required, since each day the Fund must maintain margin that reflects any decline or increase in the contract's value.

     U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

     There are several risks associated with the use of futures by the Equity Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the stock indices, which are the subject of the hedge. The price of the future may move more than or less than the stock index being hedged. If the price of the futures moves less than the value of the stock indices which are the subject of the hedge, the hedge will not be fully effective but, if the value of the stock indices being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the value of the stock index being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the value of the stock index, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the value of the stock index being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the value of the stock index being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Equity Funds may buy or sell fewer futures contracts if the volatility over a particular time period of the value of the stock index being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser.

     In addition to the possibility that there may be an imperfect correlation or no correlation at all, between movements in the futures and the indices being hedged, the price of futures may not correlate perfectly with movements in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction over a short time frame. Successful use of futures by the Funds is also subject to the Adviser's ability to predict correctly movements in the direction of the market.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Equity Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the hedged index, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the value of the hedged index will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Options on Stock Index Futures Contracts. The Equity Funds may purchase and write call and put options on stock index futures contracts. The Equity Funds may use such options on futures contracts in connection with their hedging strategies in lieu of purchasing and selling the underlying futures or purchasing and writing options directly on the underlying indices. For example, the Equity Funds may purchase put options or write call options on stock index futures.

     Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based or value of the specific stock index, an option may or may not be less risky than ownership of the futures contract. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

     Options on Stock Indices. An option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. All settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

     Options on securities indices entail certain risks. The absence of a liquid secondary market to close out options positions on securities indices may occur, although an Equity Fund generally will only purchase or write such an option if the Adviser believes the option can be closed out.

     Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase such options unless the Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

     Price movements in a Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate an Equity Fund's portfolio securities to meet settlement obligations.

Asset Coverage. In order to assure that futures and related options are not used by an Equity Fund to achieve excessive investment leverage, the Fund will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities, entering into an offsetting transaction, or by establishing a segregated account with the Fund's custodian containing cash or liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.

Securities Lending. Each Fund may lend its investment securities to qualified institutional investors on either a short- or long-term basis in order to realize additional income. Loans of securities entered into by a Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the value of the loaned securities, and such loans may not exceed 30% of the value of each Fund's net assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in and/or difficulties or delays in recovering the collateral, should the borrower fail financially. In determining whether to lend securities, the Advisers will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

Short-Term Investments. Each Fund may invest in short-term fixed income securities in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or, in the case of the Equity Funds, to serve as collateral for the obligations underlying the Funds' investments in securities index futures or related options. The securities each Fund may invest in include: obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or by any U.S. state, district or commonwealth and U.S. dollar-denominated bank obligations, including certificates of deposit, bankers' acceptances, bank notes, commercial paper, deposit notes, interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. For this purpose, the assets of a bank or savings institution include the assets of both its domestic and foreign branches. A Fund will invest in the obligations of domestic banks and savings institutions only if their deposits are federally insured. Short-term obligations purchased by a Fund will either (i) have short-term debt ratings at the time of purchase in the top two categories by one or more unaffiliated NRSROs or be issued by issuers with such ratings or (ii) if unrated will be of comparable quality as determined by the Adviser.

     With respect to the Money Market Fund, securities (other than U.S. Government securities) must be rated (generally, by at least two NRSROs) within the two highest rating categories assigned to short-term debt securities. In addition, the Money Market Fund (a) will not invest more than 5% of its total assets in securities rated in the second highest rating category by such NRSROs and will not invest more than 1% of its total assets in such securities of any one issuer, and (b) intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three (3) business days. Unrated and certain single rated securities (other than U.S. Government securities) may be purchased by the Money Market Fund, but are subject to a determination by Conning, in accordance with procedures established by the Board of Trustees, that the unrated and single rated securities are of comparable quality to the appropriate rated securities.

     Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the relevant Adviser, pursuant to guidelines established by the Board, will consider such an event in determining whether the Fund involved should continue to hold or should dispose of the security in accordance with the interests of the Fund and applicable regulations of the SEC.

Stripped Securities. The Money Market Fund may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"). The stripped interest coupons are sold separately from the underlying principal. The Money Market Fund may purchase either stripped interest coupons or stripped principal payments. These instruments are issued at a discount to their "face value." Stripped principal payments are usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Stripped securities may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax and securities purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

     Only instruments which are stripped by the issuing agency will be considered U.S. Government obligations. Securities such as CATS and TIGRs which are stripped by their holder do not qualify as U.S. Government obligations.

     Within the past several years, the Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments or Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     Temporary Defensive Investments. For temporary defensive purposes, the All-Cap Growth Fund may, at times, choose to hold some portion of its net assets in cash, or to invest that cash in a variety of debt securities. This maybe done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When the Fund increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decreases. Furthermore, when the Fund assumes a temporary defensive position it may not be able to achieve its investment objective.

U.S. Government Obligations. Each Fund may purchase U.S. Government obligations, which are obligations issued by, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Obligations issued or guaranteed by U.S. Government agencies or instrumentalities may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. U.S. Government obligations that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the U.S. Postal Service and the Export-Import Bank of the United States, each of which has the right to borrow from the U.S. Treasury to meet its obligations and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, whose obligations may be satisfied only by the individual credits of the issuing agency. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association and the Farmers Home Administration.

Variable and Floating Rate Instruments. Debt instruments may be structured to have variable or floating interest rates. Variable and floating rate obligations purchased by the Money Market Fund may have stated maturities in excess of the Fund's maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than 30 days' notice (this demand feature is not required if the instrument is guaranteed by the U.S. Government or an agency thereof). These instruments may include variable amount master demand notes that permit the lender under the note to determine the amount of the credit given (with predetermined ranges), in addition to providing for periodic adjustments in the interest rates. The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to the Money Market Fund, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Money Market Fund will invest in variable and floating rate instruments only when the Adviser deems the investment to involve minimal credit risk, pursuant to standards adopted by the Board of Trustees.

When-Issued and Delayed Delivery Securities. The Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Fund until settlement takes place. At the time a Fund make a commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a Fund will maintain with the Fund's custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flows. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation.

Yields and Ratings. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Standard & Poor's, Moody's, Duff & Phelps Credit Rating Co., Thomson Bank Watch, Inc., and other NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

               PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     The Advisers are responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Funds, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on Fund transactions, including options, futures, and options on futures transactions, and the purchase and sale of underlying securities upon the exercise of options. Purchases and sales of certain portfolio securities on behalf of a Fund are frequently placed by an Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

     Each Adviser seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Fund or Funds it advises, taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Advisers review on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

     Each Adviser is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), when placing portfolio transactions for a Fund with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction based on the receipt of research, market or statistical information. The term "research, market or statistical information" includes, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

     Consistent with the policy stated above, and such other policies as the Board of Trustees may determine, an Adviser may consider sales of shares of a Fund or a Contract as a factor in the selection of broker-dealers to execute portfolio transactions. An Adviser may make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

     Higher commissions may be paid to firms that provide research services to the extent permitted by law. An Adviser may use this research information in managing a Fund's assets, as well as the assets of other clients.

     Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

     Although certain research, market and statistical information from brokers and dealers can be useful to the Funds and to the Advisers, it is the opinion of the Manager that such information is only supplementary to an Adviser's own research efforts, since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to an Adviser in providing services to clients other than the Funds, and not all such information is used by Advisers in connection with the Funds. Conversely, such information provided to the Advisers by brokers and dealers through whom other clients of the Advisers effect securities transactions may be useful to the Advisers in providing services to the Funds.

     In certain instances there may be securities, which are suitable for a Fund as well as for one, or more of an Adviser's other clients. Investment decisions for a Fund and for the relevant Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities will be allocated among clients in a manner deemed fair and reasonable by the respective Adviser. There is no specific formula for allocating such transactions. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of a Fund to participate in volume transactions will produce better executions for the Funds.

          For the period ended December 31, 1999 the total brokerage commissions attributable to each Fund are set forth below.

                                                         Period ended
                    FUND                                   12/31/99
               =========================================================
               EAFE Fund**                                 $  13,735
               ---------------------------------------------------------
               S&P 500 Fund*                               $   1,550
               ---------------------------------------------------------
               Money Market Fund*                          $       0
               ---------------------------------------------------------
                         TOTALS                            $  15,285
               ---------------------------------------------------------

*  Commenced operations February 19, 1999.
** Commenced operations March 22, 1999.

                            PERFORMANCE INFORMATION

                       Standard Performance Information

     Each Fund's performance may be used from time to time in advertisements, shareholder reports or other communications disseminated to existing or prospective shareholders or Contract Owners. Past performance does not indicate or project future performance. Performance information may include a Fund's investment results and/or comparisons of its investment results to the Fund's respective index or other various unmanaged indexes or results of other mutual funds with similar investment objectives or investment or savings vehicles. A Fund's investment results, as used in such communications, will be calculated on a total return basis or yield in the manner set forth below. From time to time, fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line and Morningstar Inc.

     Each Fund may provide periodic and average annualized "total return" quotations. A Fund's "total return" refers to the change in the value of an investment in a Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. Periodic total returns may be annualized. An annualized total return is a compounded total return, which assumes that the total return is generated over a one-year period, and that all dividends and capital gains distributions are reinvested. An annualized total return will be higher than a periodic total return, if the period is shorter than one year, due to the compounding effect.

     Quotations of Fund total returns and yields will not reflect Contract charges and expenses. The prospectus for a Contract will contain information about performance of the relevant separate account and Contract.

     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return or yield of each Fund will vary depending upon, among other things, the current market value of the securities held by a Fund and changes in a Fund's expenses. In addition, during certain periods for which total return and/or yield quotations may be provided, the Manager, the Advisers and/or the Funds' other service providers may have voluntarily agreed to waive portions of their respective fees, or reimburse certain Fund operating expenses, on a month-to-month basis. Such waivers will have the effect of increasing a Fund's net income (and therefore its total return and/or yield) during the period such waivers are in effect.

     Shareholders and Contract Owners will receive reports semi-annually and annually that include each Fund's financial statements, including listings of investment securities held by a Fund as of those dates. Each Fund's annual report is audited by the Fund's independent accountants.

     From time to time, quotations of the Funds' performances may be included in advertisements, sales literature or shareholder reports. Fund performance does not reflect Contract fees and expenses.

     Yield of the Money Market Fund.  The Money Market Fund will prepare a
     ------------------------------
current quotation of yield from time to time. The yield quoted will be the simple annualized yield for an identified seven-calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes. The Fund may also prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

            EFFECTIVE YIELD = [(base period return + 1) 365/7] - 1

     The Money Market Fund's yield will fluctuate, and annualized yield quotations are not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Actual yields will depend on changes in interest rates generally during the period in which the investment in the Money Market Fund is held, and on the quality, length of maturity and type of instruments in the Fund's portfolio and its operating expenses. For the seven-day period ended December 31, 1999, the Money Market Fund had a yield of 5.53% and an effective yield of 5.69%.

     Total Returns of the Equity Funds. The Equity Funds may quote their average annual total return figures and/or aggregate total return figures. A Fund's "average annual total return" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

              P (1+T)/n/   =    ERV
     Where:   P            =    a hypothetical initial payment of $1,000
              T            =    average annual total return
              n            =    number of years
              ERV          =    Ending Redeemable Value of a hypothetical $1,000
                                investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions

     A Fund's aggregate total return figures represent the cumulative change in the value of an investment in the Fund for the specified period and are computed according to the following formula:

                       AGGREGATE TOTAL RETURN = ERV - P
                                                -------
                                                   P

     Where:   P            =    a hypothetical initial payment of $10,000
              ERV          =    Ending Redeemable Value of a hypothetical
                                $10,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions

     Based upon the foregoing calculations, the average annual total return for the S&P 500 Fund for the period February 19, 1999 (commencement of operations), through December 31, 1999 was 18.72%. The average annuals total return for the EAFE Fund for the period March 22, 1999 (commencement of operations), through December 31, 1999 was 23.30%.

     Each Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time.

                        Comparison of Fund Performance

     Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Funds with performance quoted with respect to other investment companies or types of investments.

     In connection with communicating its performance to current or prospective shareholders, each Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Evaluations of the Funds' performance made by independent sources may also be used in advertisements concerning the Funds. Sources for the Funds' performance information could include the following: Barron's, Business Week,
                                                     --------  -------------
Changing Times, Consumer Digest, Financial Times, Financial World, Forbes,
--------------  ---------------  ---------------  ---------------  ------
Fortune, Investor's Daily, Lipper Analytical Services, Inc.'s Mutual Fund
-------  ----------------  ----------------------------------------------
Performance Analysis, Money, Morningstar Inc., New York Times, Personal
--------------------  -----  ----------------  --------------  --------
Investing News, Personal Investor, Success, The Kiplinger's Magazine, U.S. News
--------------  -----------------  -------  ------------------------  ---------
and World Report, Value Line, Wall Street Journal, Weisenberger Investment
----------------  ----------  -------------------  -----------------------
Companies Services and Working Women.
------------------     -------------

                       DETERMINATION OF NET ASSET VALUE

     A Fund's shares are purchased and redeemed at the net asset value per share. The net asset value per share of each Fund is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE is currently scheduled to be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

     Each Funds' net asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time, by taking the value of all assets of each Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent.

     Equity Funds.  In the calculation of each Equity Fund's net asset value:
     ------------
(1) a portfolio security listed or traded on a stock exchange or quoted by NASDAQ is valued at its last sale price on that exchange or market (if there were no sales that day, the security is valued at the mean of the closing bid and asked prices; if there were no asked prices quoted on that day, the security is valued at the closing bid price); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean of the current bid and asked prices (if there were no asked prices quoted on that day, the security is valued at the closing bid price); (3) U.S. Government obligations and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost; (4) debt instruments having more than 60 days remaining until maturity are valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Trustees; and (5) all other investment assets, including restricted and not readily marketable securities, are valued by the Fund under procedures established by and under the general supervision and responsibility of the Board of Trustees designed to reflect in good faith the fair value of such securities.

                            MANAGEMENT OF THE TRUST

     The Board of Trustees is responsible for overseeing and monitoring the management of the Funds. The Trustees meet periodically throughout the year to oversee the Funds' operations, review contractual arrangements with companies that provide services to the Funds and review each Fund's performance. By virtue of the responsibilities assumed by Sage, neither the Trust nor the Funds require employees. None of the officers of the Trust devotes full time to the affairs of the Trust or the Funds.

     The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. An asterisk (*) indicates those Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust.

                             Trustees and Officers

                                   Position Held      Principal Occupations
Name, Address and Age              with the Trust     During Past 5 Years
---------------------              --------------     -------------------
Ronald S. Scowby, *                Trustee and        Chairman of Sheldon, Scowby Associates, Inc.,
300 Atlantic Street, Suite 302     Chairman of        consulting firm (January 2000 - Present);
Stamford, CT 06901                 the Board          President (July 1997 - January 1998) and Director
DOB - 01/39                                           (July 1997 - present), Sage Insurance Group, Inc.,
                                                      financial services holding company; President
                                                      (January 1997 - February 1998) and Chairman
                                                      (February 1998 - January 2000); Sage Life
                                                      Assurance of America, Inc., insurance company;
                                                      President and CEO, Sage Management Services USA,
                                                      Inc., management services company (June 1996 -
                                                      January 2000); Principal, Sheldon Scowby
                                                      Resources, management consulting (July 1995 - June
                                                      1996); Executive Vice President, Mutual of America
                                                      Life Insurance, insurance company (June 1991 -
                                                      July 1995); President and CEO, Mutual of America
                                                      Financial Services, Inc., insurance company (June
                                                      1991 - July 1995).

Robin I. Marsden, *                Trustee and        Director (since January 1997), President and CEO
300 Atlantic Street, Suite 302     President          (since February 1998), Sage Insurance Group, Inc.,
Stamford, CT 06901                                    financial services holding company; Director
DOB - 10/65                                           (since January 1997), President and CEO (since
                                                      February 1998), Sage Life Assurance of America,
                                                      Inc., insurance company; Director, President and
                                                      CEO, Sage Advisors, Inc., investment adviser
                                                      (January 1998 - present); Investments Director,
                                                      Sage Life Holdings Limited, financial services
                                                      holding company (November 1994 - January 1998);
                                                      Partner, Deloitte & Touche, management consulting
                                                      (January 1989 - October 1994).

James A. Amen,                     Trustee            Managing Director, Partner and Director, Philo
10 Field Road                                         Smith & Co., investment management company (July
Cos Cob, CT 06807                                     1988 - present).
DOB - 06/60

Rosemary L. Hendrickson,           Trustee            Executive Vice President, Independent Financial
3911 S.W. ViewPoint Terrace                           Marketing Group, Inc., financial services company
Portland, OR 97201                                    (January 1989 - April 1998).
DOB - 12/38

                                   Position Held      Principal Occupations
Name, Address and Age              with the Trust     During Past 5 Years
---------------------              --------------     -------------------
Geoffrey A. Thompson,              Trustee            Formerly Principal, Kohlberg & Co., investment
279 Old Black Point Road                              management company (November 1996 - April 1999);
Niantic, CT 06357                                     Partner, Norman Broadbent, executive recruiting
DOB - 10/40                                           firm (May 1995 - February 1996); President,
                                                      Nordman Grimm, executive recruiting firm (January
                                                      1994 - May 1995).

Mitchell R. Katcher,               Vice President     Senior Executive Vice President, Sage Investment
300 Atlantic Street, Suite 302                        Group, Inc., financial services holding company
Stamford, CT 06901                                    (December 1997 - present); Director, Chief Actuary
DOB - 08/53                                           and CFO, Sage Life Assurance of America, Inc.,
                                                      insurance company (February 1997 - present);
                                                      Director, Treasurer and CFO, Sage Advisors, Inc.
                                                      (January 1998 - present); Executive Vice
                                                      President, Golden American, life insurance company
                                                      (July 1993 - February 1997); Consultant,
                                                      Tillinghast, actuarial consulting firm (June 1991
                                                      - July 1993).

George Graner,                     Treasurer          Section Manager of PFPC Inc. (12/99 - Present);
3200 Horizon Drive                                    Section Manager of First Data Investor Services
King Of Prussia, PA 19406                             Group, financial reporting unit (6/99 - 12/99);
DOB - 11/69                                           Section Manager of FPS Services, Inc., accounting
                                                      services unit (6/92 - 6/99).


James F. Renz,                    Assistant           Vice President, Sage Life Assurance of America,
300 Atlantic Street, Suite 301    Treasurer           Inc., insurance company (September 1997 -
Stamford, CT 06901                                    present); Treasurer and CFO, Sage Distributors,
DOB - 12/62                                           Inc., broker-dealer (January 1998 - present);
                                                      Manager, Swiss Re Life and Health Insurance
                                                      Company, reinsurance company (October 1987 -
                                                      August 1997).

Kelly O'Neill                      Secretary          Regulatory Administrator of PFPC Inc. (12/99 -
3200 Horizon Drive                                    Present); Compliance Administrator of First Data
King of Prussia, PA 19406                             Investor Services Group (6/99 - 12/99); Compliance
DOB - 10/69                                           Administrator of FPS Services, Inc. (5/95 - 6-99).


Maureen M. Murphy                  Assistant          Securities Attorney, Sage Life Assurance of
300 Atlantic Street, Suite 302     Secretary          America, Inc., insurance company (October 1999 -
Stamford, CT 06901                                    Present; Attorney Update Legal Staffing, November
DOB - 8/59.                                           1998 - October 1999; Associate, Blazzard, Grodd &
                                                      Hasenauer, P.C., law firm (September 1995 -
                                                      September 1998); Senior Counsel, Chancellor
                                                      Capital Management, Inc., investment management
                                                      firm, (May 1983 - January 1995).

     The following table shows the amount of compensation paid by the Trust during the period ended December 31, 1999 to the persons who served as Trustees during such period:

                                                  Pension or
                                                  Retirement                              Total
                                                   Benefits          Estimated         Compensation
                                                  Accrued as           Annual           from Fund
  Name of Person and        Compensation         Part of Fund      Benefits upon       Complex Paid
        Position           from the Trust         Expenses          Retirement         to Trustee*
----------------------------------------------------------------------------------------------------
James A. Amen                   $9,000               None               None              $9,000
   Trustee
Rosemary L. Hendrickson         $9,000               None               None              $9,000
   Trustee
Geoffrey A. Thompson            $9,000               None               None              $9,000
   Trustee

________________
* No Trustee receives any compensation from any mutual fund affiliated with the Manager other than the Trust.

     The Trust pays each Trustee who is not an employee of the Manager or an Adviser or one of their affiliates an annual retainer fee of $3,000 and $1,500 for each meeting of the Board of Trustees attended, and reimburses each Trustee for certain travel and other out-of-pocket expenses incurred in connection with attending such meetings. In addition, each Trustee who is a member of the Audit Committee will receive a fee of $500 for each Audit Committee Meeting attended. Trustees and officers of the Trust who are employed by the Manager, an Adviser, Distributor, PFPC Inc. ("PFPC ") or one of their affiliates receive no compensation or expense reimbursement from the Trust.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of May 31, 2000 the Trustees and officers of the Trust owned in the aggregate less than 1% of the shares of any Fund or of the Trust (all series taken together).

     Listed below are the names and addresses of those shareholders and accounts who, as of May 31, 2000, owned of record or beneficially 5% or more of the shares of any Fund.

     Persons or organizations owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) a Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval.

--------------------------------------------------------------------------------------------------
                                                                                       Percentage
Fund Name                Shareholder               Address                             Ownership
--------------------------------------------------------------------------------------------------
EAFE Fund                Sage Life Limited         Sage Centre,  10 Fraser St.           99.97%
                                                   Johannesburg, 2001
                                                   Republic of  South Africa
--------------------------------------------------------------------------------------------------
S&P 500 Fund             Sage Life Limited         Sage Centre, 10 Fraser St.            99.00%
                                                   Johannesburg, 2001
                                                   Republic of  South Africa
--------------------------------------------------------------------------------------------------
Money Market Fund        Finplan Holdings, Inc.    c/o McCarthy, Fingar et al. 11        99.80%
                                                   Martine Ave., 12/th/ Floor
                                                   White Plains, NY 10606
--------------------------------------------------------------------------------------------------


As of the date of this SAI, the All-Cap Growth Fund and the Nasdaq-100 Fund had not commenced operations.

Investment Manager

     Sage is the investment manager of each Fund and has responsibility for the management and administration of each Fund's affairs, under the supervision of the Board of Trustees of the Trust. Each Fund's investment portfolio is managed on a day-to-day basis by the Fund's Adviser under the general oversight of Sage and the Board of Trustees. Sage is responsible for providing investment management and administrative services to the Funds, and in the exercise of such responsibility selects the investment advisers for the Funds and monitors the Advisers' investment programs and results, reviews brokerage matters, oversees compliance by the Funds with various federal and state statutes, and carries out the directives of the Board of Trustees. Sage monitors and evaluates the Advisers, to assure that the Advisers are managing the Funds consistently with each Fund's investment objective, policies, restrictions, applicable laws and guidelines.

     Sage was organized in 1997. The address of Sage is 300 Atlantic Street, Stamford, CT 06901. It is a wholly-owned subsidiary of Sage Insurance Group, Inc. Sage Insurance Group, Inc., is the holding company for Sage and affiliated companies that are in the business of underwriting, issuing and distributing the variable insurance products of Sage Life Assurance of America, Inc. a indirect, wholly-owned subsidiary of Sage Insurance Group, Inc.

     The Manager is responsible for providing the Funds with office space, office equipment, and personnel necessary to operate and administer the Funds' business, and also supervises the provisions of services by third parties such as the Funds' custodian and transfer agent. Pursuant to a sub-administration agreement, PFPC, the sub-administrator to the Funds, assists the Manager in the performance of its administrative responsibilities to the Funds. The Manager compensates PFPC for these services.

     Pursuant to a Management Agreement with the Trust, the Manager, subject to the supervision of the Board of Trustees, and in conformity with the stated policies of the Funds, will provide overall management to each Fund in accordance with each Fund's investment objective, restrictions and policies as stated in the Funds' Prospectus and SAI filed with the SEC, as the same may be amended from time to time. The management services provided to the Funds are not exclusive under the terms of the Management Agreement and the Manager is free to render management or investment advisory services to others, but has no current plans to do so.

     As compensation for its management services to the Funds, Sage is entitled to receive a fee from each Fund, accrued daily and paid monthly, equal on an annual basis of the average daily net assets of each Fund before any fee waiver at the following rates: EAFE Fund 0.90%; S&P 500 Fund 0.55%, Nasdaq-100 Fund - 0.85%, All-Cap Growth Fund 1.10%, and Money Market Fund 0.65%. Sage has agreed to waive a portion of its management fees for the Funds until April 30, 2001. With such waivers, the Funds will pay the following management fees to Sage:
EAFE Fund -0.73%, S&P 500 Fund - 0.38%, Nasdaq - 100 Fund - 0.80% All-Cap Growth Fund - 0.99%, and Money Market Fund - 0.48%.

     For the period ended December 31, 1999, Sage earned and voluntarily waived the amounts indicated below with respect to its management services to the EAFE Fund, S&P 500 Fund and Money Market Fund.

================================================================================================
                                               Gross           Management            Net
                                             Management           Fees            Management
                   FUND                      Fees Earned         Waived          Fees Received
================================================================================================
EAFE Fund**                                    $147,509          $27,371           $120,138
------------------------------------------------------------------------------------------------
S&P 500 Fund*                                  $ 25,731          $ 7,813           $ 17,918
------------------------------------------------------------------------------------------------
Money Market Fund*                             $ 11,635          $ 2,989           $  8,646
------------------------------------------------------------------------------------------------
                   TOTALS                      $184,875          $38,173           $146,702
------------------------------------------------------------------------------------------------

*  Commenced operations February 19, 1999.

** Commenced operations March 22, 1999

As of the date of this SAI, the All-Cap Growth Fund and the Nasdaq-100 Index Fund had not commenced operations.

     The Manager bears all expenses in connection with the services it renders under the Management Agreement including the costs and expenses payable to the Advisers pursuant to the Investment Sub-Advisory Agreement between the Manager and each Adviser.

     The Manager is responsible for and will bear all expenses relating to: custodian fees; transfer agent fees; pricing costs (including the daily calculation of net asset value); accounting and administration fees; legal fees (except extraordinary litigation expenses); expenses of shareholders' and/or trustees' meetings; bookkeeping expenses related to shareholder accounts; insurance charges; cost of printing and mailing shareholder reports and proxy statements; cost of printing and mailing registration statements and updated prospectuses to current shareholders; index licensing fees; and the fees of any trade association of which the Trust is a member.

     An Insurer may be compensated by the Manager for certain administrative services for the Funds in connection with the Contracts issued through separate accounts of such Insurer. Under these arrangements, the Manager may pay compensation to an Insurer in an amount based on the assets of the Funds attributable to Contracts issued through separate accounts of the Insurer.

     The Management Agreement provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty ("Disabling Conduct"), the Manager will not be liable for any error of judgment or mistake of law or for losses sustained by a Fund in connection with the matters relating to the Management Agreement. However, the Management Agreement provides that no Fund is waiving any rights it may have which cannot be waived. The Management Agreement also provides indemnification for the Manager and it directors, officers, employees and controlling persons for any conduct that does not constitute Disabling Conduct.

     The Management Agreement is terminable without penalty on sixty (60) days' written notice by the Manager or by the Trust when authorized by the Board of Trustees, as to a Fund, or a majority, as defined in the 1940 Act, of the outstanding shares of such Fund. The Management Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act and rules thereunder. The Management Agreement provides that, unless terminated, it will remain in effect for two years following the date of the Agreement and thereafter from year to year, so long as such continuance of the Management Agreement is approved annually by the Board of Trustees or a vote by a majority of the outstanding shares of the Trust and in either case, by a majority vote of the Trustees who are not interested persons of the Trust within the meaning of the 1940 Act ("Disinterested Trustees") cast in person at a meeting called specifically for the purpose of voting on the continuance.

                              Investment Advisers

     The investment adviser for the Index Funds is State Street Global Advisors, a division of State Street Bank and Trust Company, with principal offices located at Two International Place, Boston, Massachusetts 02110. State Street Bank and Trust Company is a wholly owned subsidiary of State Street Corporation. The investment adviser for the All-Cap Growth Fund is Eagle Asset Management, Inc., with principal offices at 880 Carillon Parkway, P.O. Box 10520, St. Petersburg, Florida 33733-0520. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. The investment adviser for the Money Market Fund is Conning Asset Management Company, with principal offices located at City Place II, 185 Asylum Street, Hartford, Connecticut 06103-4105.

     Under the terms of the Investment Sub-Advisory Agreements between Sage and each Adviser (the "Sub-Advisory Agreements"), State Street Global Advisors manages the S&P 500 Fund, the EAFE Fund and the Nasdaq-100 Fund; Eagle manages the All-Cap Growth Fund and Conning manages the Money Market Fund, subject to the supervision and direction of Sage and the Board of Trustees. Each Adviser will: (i) act in conformity with the Trust's Declaration of Trust, the 1940 Act and the Investment Advisers Act of 1940, as the same may from time to time be amended; (ii) manage the relevant Fund or Funds in accordance with the Funds' investment objectives, restrictions and policies; (iii) make investment decisions for the relevant Fund or Funds; and (iv) place purchase and sales orders for securities and other financial instruments on behalf of the Fund or Funds it advises.

     In its capacity as Advisor, Eagle supervises and manages the investment activity of the All-Cap Growth Fund. Day-to-day management of the Fund is the responsibility of Eagle's Growth Equity team, managed by senior portfolio management staff, and assisted by research analysts and equity traders.

     The Investment Sub-Advisory Agreements contain provisions relating to the selection of securities brokers to effect the portfolio transactions of each Fund. Under those provisions, subject to applicable law and procedures adopted by the Trustees, an Adviser may: (1) direct Fund portfolio brokerage to any broker-dealer affiliates of the Manager or Adviser; (2) pay commissions to brokers which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Funds and/or other advisory accounts of itself and any investment adviser affiliated with it; and (3) consider the sales of Contracts and/or shares of the Funds and any other registered investment companies managed by the Manager or Adviser and its affiliates by brokers and dealers as a factor in its selection of brokers and dealers to execute portfolio transactions for the Funds.

     As compensation for the Advisers' services and the related expenses they incur with respect to each Fund, the Manager pays the applicable Adviser a fee, computed daily and payable monthly, equal on an annual basis with respect to each Fund's average daily net assets at the following rate:

     EAFE Fund: 0.15% of the first $50 million of assets under management, 0.10% of the next $50 million of assets under management, and 0.08% on amounts in excess of $100 million of assets under management with a minimum annual fee of $65,000.

     S&P 500 Fund: 0.05% of the first $50 million of assets under management, 0.04% of the next $50 million of assets under management, and 0.02% on amounts in excess of $100 million of assets under management with a minimum annual fee of $50,000.


     Nasdaq-100 Fund: 0.10% of the first $50 million of assets under management, 0.04% of the next $50 million of assets under management, and 0.02% on amounts in excess of $100 million of assets under management.

     All-Cap Fund: 0.45% of the first $50 million of assets under management, 0.40% of the next $250 million of assets under management, and 0.30% on amounts in excess of $300 million of assets under management.

     Money Market Fund: 0.15% of the first $100 million of assets under management, 0.10% of the next $200 million of assets under management, and 0.075% on amounts in excess of $300 million of assets under management.

     For the period ended December 31, 1999, the Manager paid the applicable Adviser the amounts indicated below pursuant to the relevant Sub-Advisory
Agreements:

       ===========================================================================
                                                                        Advisory
              FUND                        Sub-Adviser                   Fees Paid
       ===========================================================================
       EAFE Fund**                State Street Global Advisors            $52,580
       ---------------------------------------------------------------------------
       S&P 500 Fund*              State Street Global Advisors            $42,329
       ---------------------------------------------------------------------------
       Money Market Fund*         Conning Asset Management Company        $ 2,673
       ---------------------------------------------------------------------------

*  Commenced operations February 19, 1999.

** Commenced operations March 22, 1999.

As of the date of this SAI, the All-Cap Growth Fund and the Nasdaq-100 Fund had not commenced operations.

     Sage and each Adviser bear all expenses in connection with the performance of their services under the Management Agreement and the Advisory Agreements, respectively.

     The Advisory Agreements provide indemnification for the Advisers and their trustees, officers, employees and controlling persons for any conduct that does not constitute Disabling Conduct. The Advisory Agreements permit the Advisers to act as investment advisers to others, provided that whenever a Fund and one or more other portfolios of or investment companies advised by the Advisers have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed to be equitable to each entity. In some cases, this procedure may adversely affect the size of the position obtainable for a Fund.



     Each Advisory Agreement is terminable without penalty on sixty (60) days' written notice by the Manager, the Adviser or the Board of Trustees, or by vote of a majority, as defined in the 1940 Act, of the outstanding shares of the applicable Fund. Each Advisory Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act, and rules thereunder. Each Advisory Agreement provides that, unless terminated, it will remain in effect for two years following the date of the Agreement and thereafter from year to year, so long as such continuance of the Advisory Agreement is approved annually by the Board of Trustees or a vote by a majority of the outstanding shares of the applicable Fund and in either case, by a majority vote of the Disinterested Trustees cast in person at a meeting called specifically for the purpose of voting on the continuance of the Advisory Agreements.

                                   Expenses

     In addition to the fees of the Manager, the Trust is responsible for the payment of the following, including, without limitation: fees and expenses of disinterested Trustees (including any independent counsel to the disinterested Trustees); brokerage commissions; dealer mark-ups and other expenses incurred in the acquisition or disposition of any securities or other investments; costs, including the interest expense, of borrowing money; fees and expenses for independent audits and auditors; taxes; and extraordinary expenses (including extraordinary litigation and consulting expenses) as approved by a majority of the disinterested Trustees. Fund specific expenses are paid by the particular Fund. Expenses of the Trust not attributable to a particular Fund are allocated to each Fund on the basis of their relative net assets.

                       Distributor and Distribution Plan

     Sage Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of Sage Insurance Group, Inc., serves as the distributor (principal underwriter) of each Fund's shares. The principal business address of the Distributor is 300 Atlantic Street, Stamford, and Connecticut 06901.

     The shareholders of each Fund have approved a Distribution Plan for the Funds which authorizes payments by the Funds in connection with the distribution of shares at an annual rate of up to 0.25% of a Fund's average daily net assets. Under each Fund's Distribution Plan the Fund may pay the Distributor for various costs actually incurred or paid in connection with the distribution of the Fund's shares and/or servicing of shareholder accounts. Such costs include the costs of financing activities primarily intended to result in the sale of the Funds' shares, such as the costs (1) of printing and mailing the Funds' prospectuses, SAIs and shareholder reports to prospective shareholders and Contract Owners; (2) relating to the Funds' advertisements, sales literature and other promotional materials; (3) of obtaining information and providing explanations to shareholders and Contract Owners regarding the Funds; (4) of training sales personnel and of personal service; and/or (5) maintenance of shareholders' and Contract Owners' accounts with respect to each Fund's shares attributable to such accounts. The Distributor, in turn, may compensate Insurers or others for such activities.

     No payments were made by the Funds under the 12b-1 Plans for the period ended December 31, 1999. Shareholders will be given prior notice if such payments are to commence at a future date.

     The Distribution Plan may be terminated at any time. The Board of Trustees will evaluate the appropriateness of the Distribution Plan and any payments made thereunder on a continuous basis.

                               Sub-Administrator

     PFPC Inc., located at 3200 Horizon Drive, King of Prussia, PA 19406, serves as each Fund's sub-administrator pursuant to a Sub-Administration Agreement with the Manager.

     As the sub-administrator, PFPC is obligated on a continuous basis to provide such administrative services as the Manager and the Board of Trustees reasonably deem necessary for the proper administration of the Funds. PFPC will generally assist in all aspects of the Funds' operations; supply and maintain office facilities (which may be in PFPC's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Trust's Declaration of Trust and By-laws, the Funds' investment objectives, restrictions and policies and with federal securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

                         Custodian and Transfer Agent

     The Bank of New York, One Wall Street, New York, New York 10286, serves as custodian for the Funds. As custodian, The Bank of New York holds the Funds' assets.

     PFPC located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as transfer agent of the Trust. Under its transfer agency agreement with the Trust, PFPC maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Funds and distributes any of the Funds' dividends and distributions.

                                    Counsel

     Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, DC 20004-2415, serves as Counsel to the Trust.

                             Independent Auditors

     Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serves as independent auditors of the Trust and the Funds. The financial statements of the Trust, as of December 31, 1999, incorporated by reference into the Prospectus and in this SAI, have been audited by Ernst & Young LLP.

                           ORGANIZATION OF THE TRUST

     The Trust is a Delaware business trust established under a Declaration of Trust dated January 9, 1998, and currently consists of five separately managed portfolios. The Trust is a diversified, open-end investment management company. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 per share of each Fund. The Board of Trustees may establish additional funds (with different investment objectives, restrictions and fundamental policies) at any time in the future. The establishment and offering of additional funds will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

     Under the Declaration of Trust, the Trust is not required to hold annual meetings of each Fund's shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholder meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. To the extent required by applicable law, the Trustees shall assist shareholders who seek to remove any person serving as Trustee.

     The Insurers (or affiliates thereof) and the Retirement Plans will be the Funds' sole shareholders of record, and pursuant to the 1940 Act, such shareholders may be deemed to be in control of the Funds. When a shareholders' meeting occurs, each Insurer (and the Retirement Plans, to the extent required by applicable law and/or the terms of the applicable Retirement Plans) solicits and accepts voting instructions from its Contract Owners (or participants) who have allocated or transferred monies for an investment in the Funds as of the record date of the meeting. Each shareholder then votes a Fund's shares that are attributable to its interests in the Fund, and any other Fund shares which it is entitled to vote, in proportion to the voting instructions received.

     The shares of each Fund are entitled to one vote for each dollar of net asset value, and fractional shares are entitled to fractional votes. The shares of each Fund have non-cumulative voting rights, so the vote of more than 50% of a Fund's shares can elect 100% of the Trustees. Shares of each Fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all Funds vote together in the election of Trustees or in the selection of the independent accountants. Each Fund is also entitled to vote separately on any other matter that affects solely that Fund, but will otherwise vote together with all shares of the other Funds on all other matters on which shareholders are entitled to vote.

     The Trust is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval. It is the intention of the Trust not to hold annual shareholder meetings. The Trustees may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act, the Declaration of Trust or the By-laws of the Trust. In addition, the Trust will call a special meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees, if requested to do so by the holders of at least 10% of the Trust's outstanding shares.

     The Funds are available through separate accounts relating to both variable annuity and variable life insurance contracts and to certain Retirement Plans, each in accordance with section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"). The Funds do not currently foresee any disadvantages to Contract Owners arising from offering their shares to variable annuity and variable life insurance policy separate accounts and Retirement Plans simultaneously, and the Board of Trustees continuously monitors events for the existence of any material irreconcilable conflict between or among Contract Owners and Retirement Plans. Material conflicts could result from, for example,
(i) changes in state insurance laws; (ii) changes in federal income tax laws; or
(iii) differences in voting instructions between those given by variable life owners and by variable annuity owners. If a material irreconcilable conflict arises, as determined by the Board of Trustees, one or more separate accounts may withdraw their investment in a Fund. This could possibly require a Fund to sell portfolio securities at disadvantageous prices. Each Insurer will bear the expenses of establishing separate portfolios for its variable annuity and variable life insurance separate accounts if such action becomes necessary; however, ongoing expenses that are ultimately borne by Contract Owners will likely increase due to the loss of economies of scale benefits that can be provided to separate accounts with substantial assets.

                                Code of Ethics

          The Trust, the Manager and the Distributor are each governed by a Code of Ethics that has been approved and adopted by the Board of Trustees of the Trust. This Code is subject to periodic review by the Board of Trustees in order to remain compliant with the requirements under Rule 17j-1 of the 1940 Act. The Code significantly restricts the personal investing activities of directors and officers of the Manager, the Investment Adviser and the Distributor and employees of the Manager, the Investment Adviser and the Distributor with access to information about recent portfolio transactions. Among other provisions, the Code requires that such directors, officers and employees with access to information about the purchase or sale of portfolio securities obtain preclearance before executing personal trades. Each of the Advisers has also adopted a Code of Ethics that is subject to periodic review by the Board of Trustees.

                            DISTRIBUTIONS AND TAXES
                                 Distributions

     All dividends and capital gains distributions paid by a Fund will be automatically reinvested, at net asset value, in additional shares of the respective Fund, unless otherwise indicated. There is no fixed dividend rate, and there can be no assurance that any Fund will pay any dividends or realize any capital gains. However, the Equity Funds currently intend to pay dividends and capital gains distribution, if any, on an annual basis. The Money Market Fund currently intends to accrue dividends daily and to pay them monthly; and to pay capital gains distributions, if any, on an annual basis.

     As a regulated investment company, each Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to its shareholders, that is, the Insurers' separate accounts. Each Fund intends to distribute, at least annually, substantially all of its investment company taxable income and net capital gains and, therefore, does not anticipate incurring Federal income tax liability.

                                   Taxation

     Each Fund qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As qualified under Subchapter M, a Fund is not subject to Federal income tax on that part of its investment company taxable income that it distributes to its Contract Owners and Retirement Plans. Taxable income consists generally of net investment income, net gains from certain foreign currency transactions, and net short-term capital gain, if any, and any net capital gain (the excess of net long-term capital gain over net short-term capital loss). It is each Fund's intention to distribute all such income and gains to shareholders.

          To qualify as a regulated investment company, a Fund must meet several requirements. These requirements include the following: (1) at least 90% of the Fund's gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies or other income (including gains from the sale or disposition of stock, securities or foreign currencies or other income (including gain from options, futures or forward contracts) derived in connection with the Fund's investment business, (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's assets must consist of cash, United States Government securities, securities of other regulated investment companies and other securities (limited generally with respect to any one issuer to not more that 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer) (b) not more than 25% of the value of the Fund's assets may be invested in the securities of any one issuer (other than United States Government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are determined to be engaged in similar or related trade or businesses and (3) at least 90% of the Fund's net income (consisting) of net investment income and net short-term capital gain) must be distributed to its shareholders. If a Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, distributions to its shareholders will be taxed as ordinary income to the extent of the Fund's available earnings and profits and Contract Owners could lose the benefit of tax deferral on distributions made to the separate accounts.

     Shares of each Fund are offered to various insurance company separate accounts and through various Retirement Plans. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts.

     Because the Funds are offered through insurance company separate accounts, each Fund intends to also comply with the diversification requirements impose by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements, mentioned above, place certain limitations on the proportion of each Fund's assets that may be represented by any single investment (which includes all securities of the same issuer). For the purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interest in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign governments and its agencies, instrumentality's and political subdivisions all will be considered securities issued by the same issuer, If a Fund failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder Contract Owners could be subject to current tax on distributions made to separate accounts of participating insurance companies.

     Generally, a regulated investment company must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply to a fund whose only shareholders are certain tax exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid this excise tax, the Funds intend to qualify for this exemption or to make its distributions in accordance with the calendar year.

     Foreign Investments - The EAFE Fund and the All-Cap Growth Fund are authorized to invest in foreign securities and may be required to pay withholdings, income or other taxes to foreign governments or U.S. possessions. Foreign tax withholdings from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment return of any Fund that invests in foreign securities of currencies is reduced by these foreign taxes. The Contract Owners effectively bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

     The EAFE Fund and the All-Cap Growth Fund may invest in securities of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of passive income. A fund investing in securities of PFICs may be subject to U.S. Federal income taxes and interest charges, which would reduce the investment return of a Fund making such investments. The Contract Owners would effectively bear the cost of these taxes and interest changes. In certain cases, a Fund may be eligible to make certain elections with respect to securities of PFICs, which could reduce taxes and interest charges payable by the Fund. However, a Fund's intention to qualify annually as a regulated investment company may limit a Funds elections with respect to PFIC securities and no assurance can be given that such elections can or will be made.

     The foregoing is only a brief summary of important tax law provisions that affect the Funds. Other Federal, state or local tax law provisions may also affect the Funds and their operations. Anyone who is considering allocating, transferring or withdrawing monies from a Retirement Plan or monies held under a variable contract to or from a Fund should consult a qualified tax adviser.

     For a discussion of the impact on Contract Owners of income taxes an Insurer may owe as a result of (i) its ownership of shares of the Funds, (ii) its receipt of dividends and distributions thereon, and (iii) its gains from the purchase and sale thereof, reference should be made to the Prospectus for the Contracts accompanying this Prospectus.

                               Account Services

     Contract Owners should direct any inquiries to Sage by calling 1-877-835-7243 or by writing to Sage Life Assurance of America, Inc., Customer Service Center, 1290 Silas Deane Highway, Wethersfield, Connecticut 06109. All shareholder inquiries should be directed to the Trust at 1-877-835-7243 or by writing to Sage Life Investment Trust, Customer Service, 1290 Silas Deane Highway, Wethersfield, Connecticut 06109.

                             FINANCIAL STATEMENTS

          The audited financial statements and notes thereto for each Fund, contained in the Annual Report to Shareholders dated December 31, 1999, are incorporated by reference into this Statement of Additional Information and have been audited by Ernst & Young LLP, independent auditors, whose report also appears in the Annual Report and is also incorporated by reference herein.

               Investment Manager and Administrator of the Funds

                              SAGE ADVISORS, INC.


                   Investment Sub-Adviser to the Index Funds

                         STATE STREET GLOBAL ADVISERS


              Investment Sub-Adviser to Eagle AllCap Growth Fund

                         EAGLE ASSET MANAGEMENT, INC.


                Investment Sub-Adviser of the Money Market Fund

                       CONNING ASSET MANAGEMENT COMPANY


                     Sub-Administrator and Transfer Agent

                                   PFPC INC.


                                  Distributor

                            SAGE DISTRIBUTORS, INC.


                                   Custodian

                             THE BANK OF NEW YORK


                            Independent Accountants

                               ERNST & YOUNG LLP


                                    Counsel

                        SUTHERLAND ASBILL & BRENNAN LLP


No person has been authorized to give any information or to make any representations other than those contained in the Funds' Prospectus, the SAI or the Trust's approved sales literature in connection with the offering of the Funds' shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectus nor this SAI constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                          SAGE LIFE INVESTMENT TRUST
                                    PART C
                               OTHER INFORMATION

Item 23.   Exhibits

(a)(1) Declaration of Trust is incorporated herein by reference to Exhibit 1 to Initial Registration Statement as filed on January 30, 1998.

(a)(2) Establishment and Designation of Series of Shares is incorporated herein by reference to Exhibit (a)(2) to Post-Effective Amendment No. 4 as filed on June 21, 2000.

(b) The Registrant's By-laws are incorporated herein by reference to Exhibit 2 to the Initial Registration Statement as filed on January 30, 1998.

(c)     Not Applicable.

(d)(1) Amended Investment Management Agreement between the Registrant and Sage Advisors, Inc. is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 4 as filed on June 21, 2000.

(d)(2) Amended Sub-Advisory Agreement between State Street Global Advisors and Sage Advisors, Inc. is incorporated herein by reference to Exhibit (d)
        (2) to Post-Effective Amendment No. 4 as filed on June 21, 2000

(d)(3) Form of Sub-Advisory Agreement between Conning Asset Management Company and Sage Advisors, Inc. is incorporated herein by reference to Exhibit 5(c) to Pre-Effective Amendment No. 3 as filed on January 29, 1999.

(d)(4) Form of Sub-Advisory Agreement between Eagle Asset Management, Inc. and Sage Advisors, Inc., is incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 4 as filed on June 21, 2000.

(e)(1) Amended Distribution Agreement between the Registrant and Sage Distributors, Inc., is incorporated herein by reference to Exhibit
        (e)(1) to Post-Effective Amendment No. 4 as filed on June 21, 2000.

(e)(2) Amended Participation Agreement by and among the Registrant, Sage Life Assurance of America, Inc. and Sage Distributors, Inc., is incorporated herein by reference to Exhibit (e)(2) to Post-Effective Amendment No. 4 as filed on June 21, 2000.

(f)     Not Applicable.

(g) Form of Custodian Agreement between Registrant and The Bank of New York is incorporated herein by reference to Exhibit 8 to Pre-Effective Amendment No. 2 as filed on January 25, 1999.

(h)(1) Form of Transfer Agency Agreement between Registrant and PFPC Inc. is incorporated herein as Exhibit 9(a) to Pre-Effective Amendment No. 1 as filed on November 16, 1998.

(h)(2) Administration Agreement between Registrant and Sage Advisors, Inc., is incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 4 as filed on June 21, 2000.

(h)(3) Form of Sub-Administration Agreement between Registrant and PFPC Inc. is incorporated herein by reference to Exhibit 9(b) to Pre-Effective Amendment No. 1 as filed on November 16, 1998.



(i)(1)  Opinion of Counsel is filed herewith.

(i)(2)  Consent of Counsel is filed herewith.

(i)(3) Power of attorney is incorporated herein by reference to Exhibit (i) (3) to Pre-Effective Amendment No. 4 is incorporated herein by reference to Exhibit (i)(3) to Post-Effective Amendment No. 4 as filed on June 21, 2000.

(j)     Consent of Independent Auditors is filed herewith.

(k)     Not Applicable.

(l)     Not Applicable.

(m) Amended Rule 12b-1 Distribution Plan is incorporated herein by reference to Exhibit (m) to Post-Effective Amendment No. 4 as filed on June 21, 2000.

(n)     Not Applicable.

(o)     Not Applicable.

(p)(1) Form of Code of Ethics for Registrant, Sage Distributors, Inc. and Sage Advisors, Inc. is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 3 as filed on May 1, 2000.

(p)(2)  Code of Ethics for State Street Global Advisors is filed herewith.

(p)(3) Form of Code of Ethics for Conning Asset Management is incorporated herein by reference to Exhibit (p)(3) to Post-Effective Amendment No. 3 as filed on May 1, 2000.

(p)(4) Form of Code of Ethics for Eagle Asset Management, Inc., is incorporated by reference to Exhibit (p)(4) to Post-Effective Amendment No. 4 as filed on June 21, 2000.

Item 24. Persons Controlled by or Under Common Control with Registrant

                                           ------------------
                                               Sage Group
                                             (South Africa)
                                           ------------------

                                           ------------------
                                            Safe Life Hldgs.
                                             (South Africa)
                                           ------------------

                                           ------------------
                                             Sage Life Ltd.
                                             (South Africa)
                                           ------------------

                                                     ------------------
                                                      Sage Life Branch
                                                         (Bermuda)
                                                     ------------------

                                                     ------------------
                                                       Sage Life Ltd.
                                                         (Bermuda)
                                                     ------------------

                                                     ------------------
                                                        Sage Holdings
                                                         (USA)(DE)
                                                     ------------------

                                           ------------------    -----------------
                                             Sage Insurance       Sage Properties
                                              Holdings (DE)            (VA)
                                           ------------------    -----------------

---------------                            ------------------
 Swiss Re Life                               Sage Insurance
 & Health (NY)                                 Group (DE)
---------------                            ------------------
    9.9%

       90.9%                                                           51%
---------------  -------------  -------------------  ---------------  ---------------------  ---------------
   Sage Life        Sage Re      Sage Distributors    Sage Advisors    Strategic Financial      Finplan
 Holdings (DE)     (Bermuda)           (DE)               (DE)           Solutions (NY)       Holdings (DE)
---------------  -------------  -------------------  ---------------  ---------------------  ---------------

---------------------
 Sage Life Assurance
  of America (DE)
---------------------

---------------------
 Sage Life Assurance
   Co. of NY (NY)
---------------------

Item 25.   Indemnification

         Reference is made to the following documents:

         Registrant's Declaration of Trust and By-laws as filed on January 30, 1998 and the Amended Participation Agreement by and among the Registrant, Sage Life Assurance of America, Inc. and Sage Distributors, Inc. as filed herewith.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.   Business and Other Connections of Investment Adviser

         Sage Advisors, Inc. serves as investment manager to each Fund of the Trust. Sage is a wholly-owned subsidiary of Sage Insurance Group, Inc. State Street Global Advisors serves as the adviser to the S&P 500 Equity Index Fund, the EAFE Equity Index Fund and the NASDAQ-100 Index Fund (collectively, the "Index Funds"). State Street Global Advisors has been providing institutional investment management services since 1987. Eagle Asset Management, Inc. ("Eagle") serves as the adviser to the AllCap Growth Fund and Nasdaq-100 Index Fund. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. Conning Asset Management Company ("Conning") serves as the adviser to the Money Market Fund and has been providing institutional investment services since 1982.

         To the knowledge of the Trust, none of the directors or officers of State Street Global Advisors, Conning or Eagle is or has been at any time in the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors and officers of State Street Global Advisors, Conning and Eagle who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature. The individuals from Conning may be contacted at c/o City Place II, 185 Asylum Street, Hartford, CT 06103-1131. The individuals from Eagle may be contacted at 880 Carillon Parkway, St. Petersburg, Florida 33716. The individuals from State Street Global Advisors may be contacted at c/o State Street Corporation, 225 Franklin Street, Boston, Massachusetts 02110.

         STATE STREET CORPORATION: The individuals listed below serve in a directorship and/or executive capacity for the following entities with their respective address at the location of the adviser:

           Name                       Business or other connections of Principal Executive Officers of
                                                 State Street Corporation
Tenly Albright, Director;            Chairman of Western Resources, Inc.
I. MacAllister Booth;                Retired Chairman, President and Chief Executive Officer of the Polaroid Corporation.
James Cash, Jr., Director;           The James E.  Robinson  Professor  of  Business  Administration  at  Harvard  Business
                                     School.
Truman Casner, Director;             Partner, Ropes & Gray.
Nader F. Darehshori, Director        Chairman, President and Chief Executive Officer, Houghton Mifflin Company
David Gruber, Director;              Retired Chairman and chief Executive Officer of the Wyman-Gordon Company
Arthur Goldstein, Director;          Chairman and Chief Executive Officer of Ionics, Incorporated.
Charles Kaye, Director;              Chairman of Transportation Investments, Incorporated.
John Kuchaski, Director;             Retired Chairman and Chief Executive Officer of EG&G, Inc.
Charles LaMantia, Director;          Retired Chairman and Chief Executive Officer of Arthur D. Little,Inc.
David Perini, Director;              Chairman of Perini Corporation.
Dennis Picard, Director;             Chairman Emeritus of the Raytheon Company.
Alfred Poe, Director;                Chief Executive Officer of Menu Direct.
Bernard Reznicek, Director;          President, Premier Group; National Director - Utility
                                     Marketing, Central States Indemnity Company
                                     of Omaha.

           Name                       Business or other connections of Principal Executive Officers of
                                                 State Street Corporation
Richard P. Segel, Director;          President and Chief Executive Officer, New England Electric System
Diana Walsh, Director;               President of Wellesley College.
Robert E. Weissman                   Chairman and Chief Executive Officer, IMS Health , Incorporated


         CONNING: The individuals listed below serve in a directorship and/or executive capacity for the following entities with their respective address at the location of the adviser:

             Name                    Business or other connections of Principal Executive Officers of
                                                  Conning Asset Management
John Clinton,                       Connecticut Surety Corporation;  Hales; Hobbs;  Paradigm Health Corporation;  and
Executive Vice President;           Paula Financial.
James L. Lipscomb, President & CEO  Citizens Budget  Commission of New York and Citizens Housing and Planning Council
                                    (New York).
Gary A. Beller, Chairman of the     Citizen Crime  Commissions of New York;  Lenox Hill  Neighborhood  House;  and SSRM
Board                               Holdings.
Richard A. Liddy, Director          Brown Shoe;  Energizer  and Ameren  Corporation;  Ralston  Purina;  St. Louis Art
                                    Musem; and the United Way.

         EAGLE: The individuals listed below serve in a directorship and/or executive capacity for the following entities with their respective address at the location of the adviser:

           Name                       Business or other connections of Principal Executive Officers of
                                                            Eagle
Richard Karl Reiss                    Heritage Asset Management, Inc; Raymond James Financial, Inc.
Kenneth Kermit Koster                 Raymond James & Associates, Inc; Awad Asset Management, Inc.
Stephen Garrard Hill                  Awad Asset Management, Inc; Heritage Asset Management, Inc;
                                      Raymond James & Associates, Inc.



Item 27. Principal Underwriters

(a)     None.

(b) The following are the Directors and officers of Sage Distributors, Inc. with the following business address of 300 Atlantic Street, Suite 302, Stamford, CT 06901:

                        Robin Marsden           - Director;
                        Mitchell Katcher        - Director;
                        Christopher J. O'Gorman - President;
                        James Renz              - CFO/Treasurer;
                        Lincoln B. Yersin       - Senior VP, Sales Manager,
                                                  Manager

(c)     Not Applicable.

Item 28. Location of Accounts and Records

        All accounts' books and other documents required to be maintained by Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:

(1)      State Street Global Advisors
         Two International Place

         Boston, Massachusetts   02110
         (records relating to function as adviser to the Index Funds

(2)      Conning Asset Management Company
         City Place II
         185 Asylum Street
         Hartford, CT 06103-4105
         (records relating to function as adviser to the Money Market Fund)

(3)      Eagle Asset Management, Inc.
         880 Carillon Parkway
         St. Petersburg, Florida 33716
         (records relating to function as adviser to the All-Cap Growth Fund)


(4)      Sage Distributors, Inc.
         300 Atlantic Street, Suite 302
         Stamford, CT 06901
         (records relating to function as distributor to the Funds)

(5)      PFPC Inc.
         3200 Horizon Drive
         King of Prussia, PA 19406
         (records relating to function as Sub-Administrator and Transfer Agent to the Funds)

Item 29. Management Services

         Not Applicable.

Item 30. Undertakings

         Not Applicable.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 5 to the Registration Statement meets the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford and the State of Connecticut on the 31st day of August, 2000.

                                      SAGE LIFE INVESTMENT TRUST
                                      By: /s/ Robin Marsden
                                          --------------------------------------
                                          Robin I. Marsden
                                          President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

               Signature                                 Title                                  Date
/s/ Ronald Scowby                                Chairman and Trustee                       August 31, 2000
----------------------------------------
Ronald S. Scowby*

/s/ Robin Marsden                                President and Trustee                      August 31, 2000
----------------------------------------
Robin I. Marsden

/s/ George Graner                                      Treasurer                            August 31, 2000
----------------------------------------
George Graner

/s/ James A. Amen                                       Trustee                             August 31, 2000
----------------------------------------
James A. Amen*

/s/ Rosemary L. Hendrickson                             Trustee                             August 31, 2000
----------------------------------------
Rosemary L. Hendrickson*

/s/ Geoffrey A. Thompson                                Trustee                             August 31, 2000
----------------------------------------
Geoffrey A. Thompson*

*By: /s/ Kelly O'Neill
----------------------------------------
Kelly O'Neill, as Attorney-in-Fact
pursuant to Power-of-Attorney

                               INDEX TO EXHIBITS

Exhibit No.     Description
-----------     -----------

(i)(1)          Opinion of Counsel
(i)(2)          Consent of Counsel
(j)             Consent of Independent Auditors
(p)(2)          Amended Code of Ethics of State Street Global Advisors,
                Amended July, 2000.